         SEMI-ANNUAL REPORT
      ------------------------------------------------------
         FEBRUARY 28, 1998




               NEUBERGER&BERMAN
               EQUITY ASSETS-SM-

         Neuberger&Berman
               FOCUS ASSETS

         Neuberger&Berman
               GENESIS ASSETS

         Neuberger&Berman
               GUARDIAN ASSETS

         Neuberger&Berman
               MANHATTAN ASSETS

         Neuberger&Berman
               PARTNERS ASSETS

TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER                              A-4

    PORTFOLIO COMMENTARY
Focus Assets                                       A-5
Genesis Assets                                     A-8
Guardian Assets                                   A-11
Manhattan Assets                                  A-14
Partners Assets                                   A-17

    PERFORMANCE HIGHLIGHTS                         B-1

    FINANCIAL STATEMENTS                           B-2

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Assets                                      B-12
Genesis Assets                                    B-13
Guardian Assets                                   B-14
Manhattan Assets                                  B-15
Partners Assets                                   B-16

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY HOLDINGS
Focus Portfolio                                   B-18
Genesis Portfolio                                 B-20
Guardian Portfolio                                B-25
Manhattan Portfolio                               B-28
Partners Portfolio                                B-30

    FINANCIAL STATEMENTS                          B-36

    FINANCIAL HIGHLIGHTS
Focus Portfolio                                   B-48
Genesis Portfolio                                 B-49
Guardian Portfolio                                B-50
Manhattan Portfolio                               B-51
Partners Portfolio                                B-52

    DIRECTORY                                      C-1

    OFFICERS AND TRUSTEES                          C-2

CHAIRMAN'S LETTER                                                 April 17, 1998

Dear Fellow Shareholder,
  At the end of this semi-annual reporting period (February 28, 1998), the major market indices stood at record levels. However, the preceding six months have not been easy. The Asian currency crisis that surfaced in mid-summer caused considerable damage to a number of sectors of the domestic equities market in late 1997. In what we viewed as a classic Wall Street "shoot first and ask questions later" response, technology stocks were among the casualties. Neuberger&Berman portfolio managers were faced with a classic investment dilemma -- think short term and retreat, or hold their ground in sectors and individual stocks they believed to have outstanding long-term performance potential. I'm proud to say, they chose the latter option, and so far in early 1998, were rewarded for their persistence.
  In today's volatile equity markets, investors' patience and discipline is tested on a daily basis. Experienced investors realize that the prospect for superior long-term returns is diminished by overreaction to short-term events. At Neuberger&Berman, we pride ourselves on being farsighted. We are not influenced by emotion or market fads and fashion. We strive to be coldly analytical and focus on where we think a stock will be in three years, not three months. We believe if we can successfully ignore the market's constant static and focus on the long-term fundamental message, we will achieve our goal of providing shareholders solid long-term returns.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Assets

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Focus Assets

   THE MANAGEMENT TEAM OF KENT SIMONS AND KEVIN RISEN EMPLOY A SECTOR-SPECIFIC APPROACH TO SHAPING THE PORTFOLIO. FIRST, THEY IDENTIFY SIX ECONOMIC SECTORS (OUT OF A POSSIBLE 13) THEY BELIEVE TO BE MOST UNDERVALUED. THEY THEN FOCUS ON WELL-MANAGED, FINANCIALLY SOUND INDUSTRY LEADERS IN EACH CHOSEN ECONOMIC SECTOR. THE PORTFOLIO MANAGEMENT TEAM FAVORS COMPANIES WITH ABOVE MARKET AVERAGE EARNINGS GROWTH POTENTIAL TRADING AT BELOW MARKET AVERAGE PRICE/ EARNINGS MULTIPLES.

  For the six months ending February 28, 1998, the fund returned 8.83% versus the Standard & Poor's 500 Index's 17.64% gain (see page B-1 for average annual total returns through March 31, 1998).*
  Over this six-month reporting period, our financial holdings, particularly mortgage lenders and insurance stocks, performed quite well. The portfolio's retail and auto stocks also contributed to returns. Our technology and healthcare stocks (primarily HMOs) restrained performance.
  Quoting from our 1997 Annual Report letter, "One of the premises of value investing is that over the long term, the stock market is a rational animal and that stock prices will ultimately reflect the underlying economic value of companies. Over the short term, the market and individual stock prices are influenced by investor emotion, fad, fashion and momentum." In our opinion, emotion carried the day in calendar fourth quarter 1997. When Asian currencies began toppling like dominoes last fall, investors bailed out of stocks of American companies with exposure to Far Eastern markets. Technology stocks were particularly hard hit.
  We can't say we anticipated the Asian currency crisis. However, when Asian currency problems began surfacing in late summer/early fall, we took a hard look at our technology holdings, trying to gauge the impact Asian economic problems would have on earnings. We concluded that barring a real doomsday scenario in which Korea crashed taking Japan and China down with it, in most cases, any earnings problems would be short-lived. We then had a choice. We could think

----------------------------------------------------------------------
          Focus Assets (Cont'd)
short term and sell stocks we viewed as exceptional long-term fundamental bargains or we could stand pat and weather the storm. We chose the latter option and while the portfolio took on some water in late 1997, the ship righted itself in early 1998, and progressed at a steady pace propelled in part by a technology stock recovery. We believe our decision will be further justified in the year ahead.
  In a related issue, today's extreme market volatility is a cross investors may have to bear for the foreseeable future. Business values rarely change as rapidly as stock prices, even in more stable markets. This can be a blessing -- value investors like us depend on inefficient pricing for opportunities. It can also be a curse when a portfolio holding declines 10%, 15% and even 25% in a day following a very modest earnings shortfall. We have and probably will continue to periodically suffer from such silliness. This will not turn us into day traders. To paraphrase Warren Buffett, short term (and it seems to be getting shorter by the day), the market is a voting machine, but longer term, it is a weighing machine. We will continue to weigh the long-term fundamental merits of companies such as the following.
  Chase Manhattan stock declined along with the other money center banks as investors responded to Asian currency turmoil. It then came roaring back as investors appeared to collectively realize that the impact of Asian economic problems would likely be minimal. With the merger with Chemical Bank in 1996, Chase Manhattan is now the largest bank holding company in the U.S. The integration of the merged companies is well along and Chase is now prepared to concentrate on growing revenues and earnings. Chase has a nice balance between global wholesale banking (investment banking, financial advisory, trading and investment services) and domestic consumer banking. It is also now the third largest credit card issuer in the U.S. Management has some ambitious, but in our opinion, achievable goals for the company, including 15% operating earnings growth and a return on equity of 18% or higher in 1998. Wall Street appears under-whelmed by Chase as is evidenced by its well below market average P/E. However, companies like Citicorp

----------------------------------------------------------------------
          Focus Assets (Cont'd)
and Merrill Lynch view Chase as a very strong competitor. We agree. We reserve the right to change our opinion on Chase without notice if fundamentals warrant it. However, at present, we view it as a real value.
  The preceding six months has tested our patience and discipline. We have persevered and are encouraged by the portfolio's rapid comeback after a very tough start. Our value-oriented approach is validated in our long-term performance record. We believe it will continue to serve our shareholders well.

Sincerely,

/s/ Kent Simons      /s/ Kevin Risen

Kent Simons and Kevin Risen
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the portfolio are subject to change. No single holding of the portfolio makes up more than a small fraction of the portfolio's total assets. Prior to November 1, 1991, the investment policies of the portfolio required that it invest a substantial portion of its assets in the energy field. While the value-oriented approach is intended to limit risks, the portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Genesis Assets

   PORTFOLIO CO-MANAGERS JUDITH VALE AND ROBERT D'ALELIO FOCUS ON
   "EASY-TO-UNDERSTAND" COMPANIES IN THE LESS GLAMOROUS SECTORS OF THE SMALL-CAPITALIZATION STOCK UNIVERSE. BY AVOIDING THE CUTTING EDGE TECHNOLOGY COMPANIES THAT ATTRACT SO MUCH SPECULATIVE ATTENTION IN THE SMALL-CAP MARKET, THEY ARE BETTER ABLE TO IDENTIFY FUNDAMENTALLY UNDERVALUED STOCKS WITH EXCEPTIONAL GROWTH POTENTIAL. THIS VALUE-ORIENTED APPROACH TO SMALL-CAP INVESTING TRANSLATES INTO A PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.

  For the six-month period concluding February 28, 1998, the fund returned 5.46%, compared to the Russell 2000's 9.64% gain over the same time period (see page B-1 for average annual total returns through March 31, 1998).*
  During this six-month reporting period, good performance from regional banks, commercial aerospace component manufacturers, REITs and utilities stocks was offset by the poor performance of oil services and drilling companies. The regional banks benefited from declining interest rates, steady earnings gains, merger activity in the industry, and in some cases, a favorable outlook for the positive resolution of "goodwill" lawsuits against the federal government. We took profits in some of our bank holdings, which in our opinion, had become fully priced. However, we believe selected regional banks still present an excellent opportunity going forward. We also took some profits in commercial aerospace manufacturers, but remain committed to the group. New airplane demand may slacken somewhat with Asian economic weakness, but backlogs remain high and earnings could continue to advance at an attractive rate.
  We think Wall Street has overreacted to the decline in oil prices resulting from what we believe to be short-term phenomena. More importantly, in our opinion, the Street is ignoring secular factors strongly benefiting oil service and drilling companies. El Nino's warm winter weather pattern and inventory liquidation in Asia has reduced energy demand. Increased production from OPEC has increased supply. However, depletion rates (the naturally occurring decline in annual production capacity from existing reserves) have not come down significantly. With only about 5% "shut in" production (readily available in-

----------------------------------------------------------------------
          Genesis Assets (Cont'd)
ground reserves) versus 30% five years ago, we believe energy companies will be forced to maintain drilling activity at or near current levels even with lower oil prices. Over the short term, we may see some exploration projects curtailed. But, this is not likely to have a materially negative impact on the oil service and drilling industries that, due to a long period of under investment, remain capacity constrained.
  Looking ahead, El Nino years have historically been followed by cold winters, OPEC has shown no taste for extended price wars, and Asia will probably have to rebuild energy inventories. These are pluses for oil pricing. Also, oil services and drilling company stocks have been hit so hard, they now appear attractive relative to underlying asset values. The recent Halliburton/Dresser Industries merger and EVI's acquisition of Weatherford Entera, may foreshadow extensive consolidation in the oil patch.
  Over the last six months, we have made a significant commitment to utilities. Utilities have been under the cloud of ongoing deregulation. This cloud has started to dissipate. Selective electric utilities are being allowed to divest power-generating assets and become pure power distributors. This is not only helping to reduce some of the risks that have plagued the industry (most notably nuclear generating facilities), but is also providing a lot of cash to reduce debt, repurchase shares and go shopping for other utilities companies. Regulatory roadblocks for natural gas utilities are also coming down.
  We believe the utilities industry is ripe for consolidation. Similar to the banking industry five years ago, there are just too many utilities. Consolidation could create economies of scale and enhance profits. We may also see local and regional electricity companies combining with natural gas utilities to provide one stop shopping in their operating areas. The portfolio owns a diversified group of utilities companies -- approximately half electric, half gas -- in different geographic areas in the U.S. We believe these positions will energize the portfolio in the year ahead.
  As is our custom, we will discuss a portfolio holding that demonstrates our value-oriented investment discipline. This should not be construed as a recommendation and we reserve the right to sell any security without notice should fundamental developments warrant doing so.

----------------------------------------------------------------------
          Genesis Assets (Cont'd)

  Texas Industries, a cement and specialty steel producer, has done well as constrained capacity in the cement industry has improved pricing and profits. Recent years' strong free cash flow has allowed the company to reduce debt, repurchase shares, buy all of Chapparal Steel and develop a new cement production process, which it is starting to sell to other cement companies not competing in its markets. In view of the strong construction market, which we expect to continue to benefit the company's cement and specialty steel operations, and the prospects for fee income from selling the new cement processing technology, we expect earnings growth to continue to be impressive. Despite a nice run, Texas Industries stock still sells at just about 14 times earnings. In the interest of full disclosure, we have taken some profits in the stock to reduce what had become a very large position in the portfolio. However, we still view Texas Industries as an attractive fundamental situation that demonstrates our research discipline and value focus.
  In closing, we are disappointed with the fund's lackluster performance during this reporting period following its exceptionally good returns in fiscal 1996 and 1997. We believe the portfolio is well positioned to regain performance momentum in the year ahead.

Sincerely,

/s/ Judith Vale      /s/ Robert D'Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*The Russell 2000-Registered Trademark- Index is an unmanaged index generally considered to be representative of small stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus. The composition, industries and holdings of the portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Guardian Assets

   PORTFOLIO CO-MANAGERS KENT SIMONS AND KEVIN RISEN FOCUS ON "FIRST RATE" COMPANIES IN INDUSTRIES THAT ARE CURRENTLY OUT OF FAVOR. RECOGNIZING THAT "CHEAP" STOCKS ARE NOT NECESSARILY UNDERVALUED, THEY SEEK WELL MANAGED, FINANCIALLY SOUND COMPANIES TRADING AT FUNDAMENTALLY ATTRACTIVE PRICES RELATIVE TO THEIR LONG-TERM EARNINGS GROWTH POTENTIAL. BY CONCENTRATING THE PORTFOLIO IN HIGH QUALITY WALL STREET "ORPHANS", THE PORTFOLIO MANAGEMENT TEAM ATTEMPTS TO CONSISTENTLY TAKE ADVANTAGE OF OPPORTUNITIES CREATED BY INVESTORS' OVER-REACTION TO REAL OR PERCEIVED PROBLEMS.

  For the six-month period concluding February 28, 1998, the fund returned 5.29% versus the Standard & Poor's 500 Index's 17.64% gain (see page B-1 for average annual total returns through March 31, 1998).*
  Over the last six months, our financial holdings (banks, insurance and consumer finance) performed quite well. Our auto and airline holdings also contributed to returns. Our technology holdings, particularly in the computer, semiconductor and semiconductor equipment sectors, were hit hard. The portfolio's healthcare holdings, primarily HMOs, also restrained returns.
  Over the last six months, equity investors were confronted by two powerful and conflicting forces -- the potentially negative impact of the Asian currency crisis on U.S. corporate earnings and a bond rally that drove interest rates to levels supporting higher valuations for stocks. These crosscurrents resulted in extreme volatility for the market and our portfolio. Bank stocks were dragged under briefly, but made it to higher ground by the end of the reporting period. Technology stocks were really swamped in late 1997 and, although they came back in early 1998, remain underwater.
  What were we doing as the waters swirled around us? What we always do -- our homework. When Asian currency problems began surfacing in late summer, we began taking a hard look at all our technology stock holdings to assess the impact Asian economic problems would have on earnings. In general, we concluded that any earnings problems resulting from Asian economic weakness would likely be short-lived. So, Wall Street be damned, we decided to stick

----------------------------------------------------------------------
          Guardian Assets (Cont'd)
with what we viewed as outstanding long-term bargains. We paid the price in late 1997. Going forward, we believe our discipline and patience in what we see as a very undervalued technology group will be rewarded.
  With our portfolio under the gun in fourth quarter 1997, we received some criticism for owning technology stocks in a value portfolio. This prompted us to review our investment discipline for our critics. We are trying to buy good companies when they are cheap. This demands intensive research and independent thinking. We are not influenced by the common perception that certain groups like technology are for growth stock investors only. We feel perfectly justified buying outstanding technology companies with well above market average long-term earnings prospects when they are trading at below market average multiples. In our opinion, that is the very definition of value. Ironically, we received similar criticism for our large positions in drug stocks in 1993. The pharmaceuticals were thought to be another growth group that had no place in value portfolios. Well, at the time we were buying them, they were fundamentally cheap and became one of the very best performing groups in our portfolio in the mid 90's.
  Our ongoing commitment to bank stocks has also been questioned. The most commonly voiced concern has been that after recent years' strong performance, bank stocks are now trading well above historic valuations and therefore, are no longer value plays. In our opinion, selected bank stocks are trading above historic valuations for very good reasons. Declining interest rates, productivity gains, favorable demographics, a less cyclical economy and consolidation were helping banking companies grow earnings at a much higher rate than in the past and in many cases, at above market average rates. Yet, despite recent years' excellent performance, selected bank stocks are still trading at P/Es well below the market's. Once again, in our eyes, clearly defined value.
  Applied Materials (AMAT) was one of our technology holdings that got beaten up in late 1997. AMAT is the technological and market leader in equipment that layers electrically conductive materials on to semiconductor chips. The economic malaise in the Far East may impact

----------------------------------------------------------------------
          Guardian Assets (Cont'd)
revenues and earnings in the next several quarters. However, looking past any short-term Asia-induced weakness, we believe AMAT could lead a major semiconductor industry technology upgrade. If so, we think AMAT's revenues and earnings will grow well in excess of the market averages over the longer term. Yet, as of February 28, 1998, based on our 1998 earnings projections, AMAT stock was still trading at a price earnings ratio discount to the S&P "500." We think this represents excellent value. Be reminded that when we discuss individual securities in our reports to shareholders it is done solely to demonstrate our investment discipline, not as a recommendation. We offer no guarantee the portfolio will continue to own this security or any others we may mention if our fundamental outlook changes.
  Our brand of value investing demands hard work, discipline and patience. There will be periods (like calendar fourth quarter 1997) when the portfolio will materially underperform the S&P "500." However, the portfolio's long-term performance record justifies our belief that owning fundamentally undervalued stocks will generate superior results over time.

Sincerely,

/s/ Kent Simons      /s/ Kevin Risen

Kent Simons and Kevin Risen
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the portfolio are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Manhattan Assets

   PORTFOLIO CO-MANAGERS JENNIFER SILVER AND BROOKE COBB LOVE
   SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR RESEARCH REVEALS THAT THE STOCKS OF COMPANIES CONSISTENTLY EXCEEDING CONSENSUS EARNINGS ESTIMATES HAVE TENDED TO BE TERRIFIC PERFORMERS. THEY COMPUTER SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEATEN THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES, AND THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST-GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.

  For the six-month period ending February 28, 1998, the fund returned 10.23% compared to the Russell Midcap-Trademark- Growth Index's 9.77% and the Standard & Poor's 500 Index's 17.64% gain (see page B-1 for average annual total returns through March 31, 1998).*
  Over this six-month reporting period, our retail and retail services holdings performed quite well. Our selections in the media, restaurant, banking and insurance industries also contributed to returns. Interestingly, in total, our computer holdings posted decent gains during a period that saw many technology-oriented securities severely punished due to the potential for Asian-induced earnings problems. Our healthcare investments were mixed. However, the portfolio was hurt by the poor performance of HMO's, which in keeping with our sell discipline, have been liquidated. Although we were under-weighted in the energy sector, our positions were negatively impacted by declining oil prices.
  The strong economy, high employment, low inflation and low interest rates, have consumers feeling quite confident. This has created a tailwind for the retail group in general. Our focus on retailers delivering quality merchandise at good value to their customers was particularly beneficial, with off-price retailers like Costco, Staples and TJX & Company all gaining 35% or more over the last six months. The portfolio's lone airline stock, Southwest Airlines, the leading low price operator in its industry, also took off, gaining more than 50%. We believe consumer confidence will remain strong and that high quality, value-oriented retailers will continue to grow earnings at attractive rates.

----------------------------------------------------------------------
          Manhattan Assets (Cont'd)

  As the television networks have lost viewers in recent years, national and large regional advertisers have gravitated to other media including radio and billboards. Consolidation in these industries is creating larger companies with bigger market footprints. This enhances advertising revenue and economies of scale realized through consolidation are improving profit margins and accelerating earnings for portfolio companies like Chancellor Media (radio) and Outdoor Systems, Inc. (billboards), which were up strongly over the last six months. We believe earnings will continue to trend higher for these companies. Be reminded, our opinions on these and any other portfolio holdings mentioned in this report are subject to change.
  Our relative success in the technology group over the last six months can be traced to our mid-summer decision to move out of hardware and commodity-oriented tech stocks (personal computer, disc drive, semiconductor and semiconductor equipment manufacturers), and into proprietary product companies (software and specialty systems producers), whose earnings we believe to be less sensitive to the capital spending cycle. In our carefully considered opinion, these types of technology companies offer more reliable earnings growth potential, albeit at a slightly higher valuation level. This decision proved to be particularly timely as commodity-oriented technology stocks got hit hard in late 1997 when Asian economic turmoil dampened earnings expectations.
  Although mid-cap stocks have a superior long-term performance record, they have lagged large-cap stocks in recent years. Will this continue? We don't know. However, on a valuation basis, mid-cap growth companies currently look attractive relative to large-cap growth companies. To wit: based on consensus earnings estimates from First Call (an independent research firm that compiles and distributes Wall Street earnings estimates), S&P "500" earnings are expected to grow approximately 4% in first quarter 1998, and 10% annually over the next five years. Also based on First Call data, our portfolio holdings are projected to grow earnings by 40% in first quarter 1998 and 25% annually over the next five years. Yet, the Manhattan portfolio trades at

----------------------------------------------------------------------
          Manhattan Assets (Cont'd)
just one time its estimated five-year annual earnings growth rate compared to the S&P "500's" substantial premium to its five-year annual earnings growth projections.
  Also, as you know, we believe companies that consistently beat earnings estimates will ultimately deliver superior investment performance. In fourth quarter 1997, 90% of the Manhattan Portfolio's holdings met or exceeded First Call earnings estimates, reporting year-to-year earnings gains approximating 45%. Only 62% of the S&P "500" companies met or exceeded First Call estimates, reporting only about 8% year-to-year earnings advances.
  In closing, a highly volatile stock market has and will likely continue to challenge investors of all stripes. The Manhattan Portfolio is positioned in companies with a recent history of rapid growth, trading at what we view as very reasonable multiples relative to projected earnings growth rates. We believe this disciplined investment strategy will reward our shareholders.

Sincerely,

/s/ Jennifer Silver      /s/ Brooke Cobb

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap-Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings of the portfolio are subject to change. Manhattan Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Partners Assets

   PORTFOLIO CO-MANAGERS MICHAEL KASSEN AND ROBERT GENDELMAN FOCUS ON OUT-OF-FAVOR LARGE CAP STOCKS AND MID-SIZED COMPANIES LESS WIDELY FOLLOWED BY WALL STREET ANALYSTS. THEY ARE PARTICULARLY PARTIAL TO "FALLEN
   ANGELS" -- GROWTH STOCKS THAT HAVE EXPERIENCED TEMPORARY SETBACKS, BUT WHOSE LONGER-TERM FUNDAMENTAL OUTLOOK REMAINS STRONG. THE PORTFOLIO MANAGEMENT TEAM VIEWS STOCKS AS PIECES OF BUSINESSES THEY WOULD LIKE TO OWN RATHER THAN PIECES OF PAPER TO TRADE BASED ON SHORT-TERM PRICE FLUCTUATIONS. THE GOAL IS TO FIND QUALITY COMPANIES TRADING AT A DISCOUNT TO THEIR INTRINSIC ECONOMIC VALUE.

  For the six-month period concluding February 28, 1998, the fund returned 9.53% versus the Standard & Poor's 500 Index's 17.64% gain (see page B-1 for average annual total returns through March 31, 1998).*
  Over the last six months, portfolio holdings in the retail, cable television, airline, and financial (banks, consumer finance and insurance) groups contributed to returns. In the healthcare sector, we were hurt both by what we owned (HMOs still struggling to get pricing and costs in line) and what we didn't own (drug stocks, whose high multiples got even higher in the last six months). Our energy investments, particularly exploration and production companies where profits are tied directly to oil prices, disappointed. Our technology investments hindered performance as Asian economic problems spooked investors. We believe Asian economic weakness will muddy the short-term earnings outlook for some of our technology holdings, but that the longer-term earnings picture remains bright.
  The strong performance of cable television stocks was particularly gratifying in that we were more than satisfactorily rewarded for our patience and discipline -- absolute requirements for value investors. We bought cable television companies like Comcast and Time Warner (the big entertainment conglomerate and one of the largest cable operators in the U.S.) back when no one wanted to own them. We thought the business fundamentals were reasonably good and likely to get better, and that the threat of competition from satellite broadcasters was over-

----------------------------------------------------------------------
          Partners Assets (Cont'd)
blown. These stocks did nothing for us until 1997, when investors suddenly realized that cable television was still a good growth business and sent CATV stocks soaring. Our patience being rewarded, we have recently taken some profits in both stocks.
  The airline stocks also took off during this reporting period. This was an industry we had avoided because the group never really grew earnings over a full cycle. Good times prompted all the airlines to add capacity (buy a lot of expensive new airplanes) which they then couldn't fill without profit eroding fare wars. To make matters worse, new airlines kept popping up overnight and despite hemorrhaging money, were kept on life support systems by the government and unrealistically optimistic investors.
  Proving old dogs are not necessarily resistant to new tricks; we took another look at the airline industry in late 1996. We recognized three major changes we believed were improving the industry's outlook. First, the hub system (individual airlines controlling the majority of gates at airports in selected cities and effectively creating mini-monopolies) was raising the barrier of entry in the business, allowing established airlines to dominate certain markets, and limiting the fare wars that restrained profitability. Secondly, airline company managements were becoming much more financially savvy, particularly in controlling capital expenditures. Finally, the strong economy and lower fuel costs were improving profit margins.
  When we put our stock picking hats on -- always the most important element in our investment wardrobe -- we selected Continental, Delta and Southwest Airlines. Let's use Continental to demonstrate what was so appealing about the airlines. Continental's hubs in Newark, Houston and Cleveland provide strong market footholds in the Northeast, Southwest and Midwest. In recent years, Continental has added more capacity than the other four top carriers and has had little problem filling the seats. The company has standardized its fuel-efficient fleet, in the process saving on training and maintenance costs. Continental now has an alliance with Northwest Airlines, which expands its geographic reach and we estimate can add $2.50 to $3.75 to earnings by the year

----------------------------------------------------------------------
          Partners Assets (Cont'd)

2000. We believe Continental can grow total pre-tax earnings at a 12-15% annual rate for the next several years. Yet, even after its strong run, the stock trades at just 10 times our 1998 earnings estimates. We believe when investors recognize the beneficial changes for the airlines in general and Continental's progress in particular, it will get a better appraisal. Bear in mind, as positively as we feel about the group and Continental, we may change our opinion without notice should the stock fly out of our value range or the company fails to meet our fundamental expectations. We have taken some profit in Delta and Southwest but we've kept all our seats on Continental.
  In closing, after three years of exceptional equity performance, the pickings are getting slimmer for true value-oriented investors. However, even with the market indices near record levels, we are still finding fundamental bargains in industries and companies not swept up in Wall Street's euphoria. We believe that by maintaining our discipline and providing a home for under-loved stocks, our shareholders can enjoy the sunshine while it lasts and have a roof over their heads should the market weather become inclement.

Sincerely,

/s/ Robert Gendelman      /s/ Michael Kassen

Robert Gendelman and Michael Kassen
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the portfolio are subject to change. Partners Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

 Past performance is no guarantee of future results.

                 (This page has been left blank intentionally.)

PERFORMANCE HIGHLIGHTS

                                                                            FOR PERIODS
                                                                           ENDED 3/31/98
                                                      SIX MONTH      --------------------------
                                                        PERIOD          AVERAGE ANNUAL TOTAL
NEUBERGER&BERMAN                                        ENDED                RETURNS(1)
EQUITY ASSETS                                         2/28/98(1)      1 YR      5 YR     10 YR
-----------------------------------------------------------------------------------------------
FOCUS ASSETS(2)                                         +8.83%       +42.36%   +20.52%  +17.88%
GUARDIAN ASSETS                                         +5.29%       +32.38%   +17.82%  +17.22%
PARTNERS ASSETS                                         +9.53%       +40.67%   +21.58%  +17.64%
S&P "500"(3)                                           +17.64%       +47.88%   +22.35%  +18.88%
MANHATTAN ASSETS                                       +10.23%       +39.40%   +16.62%  +15.68%
RUSSELL MIDCAP-TRADEMARK- GROWTH INDEX(3)               +9.77%       +42.36%   +18.41%  +17.02%
GENESIS ASSETS                                          +5.46%       +43.51%   +19.81%  +16.67%(4)
RUSSELL 2000-REGISTERED TRADEMARK- INDEX(3)             +9.64%       +42.01%   +17.67%    N/A

   Each Fund commenced operations in the summer of 1996 (except Genesis Assets, which began in April 1997).
   The Funds have identical investment objectives and policies and invest in the same Portfolio as other funds ("Sister Funds") of similar names, which are also managed by Neuberger&Berman Management Inc.-Registered Trademark- The performance information for the Funds prior to their commencement of operations are for the Sister Funds. Neuberger&Berman Management Inc. currently absorbs certain operating expenses of each Fund and their pro rata share of their Portfolio's operating expenses which, in the aggregate, exceed 1.50% per annum of each Fund's average daily net assets, until December 31, 1998. Neuberger&Berman Management Inc. previously waived a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio and indirectly by Neuberger&Berman Genesis Assets-SM-. Absent such arrangements, which are subject to change, the average annual total returns of the Funds would have been less. The total returns for periods prior to the Funds' commencement of operations would have been lower had they reflected the higher expense ratios of the Funds as compared to those of the Sister Funds.
1) Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.
2) Prior to November 1, 1991, the investment policies of its Sister Fund required that it invest a substantial portion of its assets in the energy field.
3) The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. The Russell Midcap-Trademark- Growth Index measures the performance of those Russell Midcap-Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Russell 2000-Registered Trademark- Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 10% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $172 million. The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolios invest in many securities not included in any of the above-described indices.
4) From inception of Sister Fund.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          Equity Assets

                                                                    FOCUS     GENESIS
                                                                    ASSETS     ASSETS
                                                                   --------------------
ASSETS
      Investment in corresponding Portfolio, at value (Note A)     $271,082  $4,438,297
      Deferred organization costs (Note A)                           41,081      49,751
      Receivable for Trust shares sold                                   --      17,381
      Receivable from administrator -- net (Note B)                 143,283      11,497
                                                                   --------------------
                                                                    455,446   4,516,926
                                                                   --------------------
LIABILITIES
      Payable for Fund expenses (Note B)                             90,232          --
      Payable for Trust shares redeemed                                  --      12,693
      Payable to administrator -- net (Note B)                           --          --
      Accrued organization costs (Note A)                            58,468          --
      Accrued expenses                                               37,219      23,321
                                                                   --------------------
                                                                    185,919      36,014
                                                                   --------------------
NET ASSETS at value                                                $269,527  $4,480,912
                                                                   --------------------

NET ASSETS consist of:
      Par value                                                    $     18  $      323
      Paid-in capital in excess of par value                        211,780   4,267,245
      Accumulated undistributed net investment income (loss)           (332)      3,812
      Accumulated net realized gains (losses) on investment             521       2,511
      Net unrealized appreciation in value of investment             57,540     207,021
                                                                   --------------------
NET ASSETS at value                                                $269,527  $4,480,912
                                                                   --------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)                 18,016     322,574
                                                                   --------------------

NET ASSET VALUE, offering and redemption price per share             $14.96      $13.89
                                                                   --------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Assets

                                                                    GUARDIAN    MANHATTAN    PARTNERS
                                                                     ASSETS      ASSETS       ASSETS
                                                                   ------------------------------------
ASSETS
      Investment in corresponding Portfolio, at value (Note A)     $17,386,610  $206,883    $20,738,292
      Deferred organization costs (Note A)                              41,082    40,981         39,087
      Receivable for Trust shares sold                                   9,329        --         24,724
      Receivable from administrator -- net (Note B)                         --   147,891             --
                                                                   ------------------------------------
                                                                    17,437,021   395,755     20,802,103
                                                                   ------------------------------------
LIABILITIES
      Payable for Fund expenses (Note B)                                    --   105,856             --
      Payable for Trust shares redeemed                                     --        --         36,942
      Payable to administrator -- net (Note B)                              54        --          6,414
      Accrued organization costs (Note A)                                   --    58,325             --
      Accrued expenses                                                  24,763    26,118         21,263
                                                                   ------------------------------------
                                                                        24,817   190,299         64,619
                                                                   ------------------------------------
NET ASSETS at value                                                $17,412,204  $205,456    $20,737,484
                                                                   ------------------------------------

NET ASSETS consist of:
      Par value                                                    $     1,203  $     15    $     1,344
      Paid-in capital in excess of par value                        15,828,728   172,291     19,216,623
      Accumulated undistributed net investment income (loss)            (1,253)     (850)        (5,709)
      Accumulated net realized gains (losses) on investment           (138,231)   (1,093)       110,634
      Net unrealized appreciation in value of investment             1,721,757    35,093      1,414,592
                                                                   ------------------------------------
NET ASSETS at value                                                $17,412,204  $205,456    $20,737,484
                                                                   ------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)                 1,203,149    15,364      1,343,509
                                                                   ------------------------------------

NET ASSET VALUE, offering and redemption price per share                $14.47    $13.37         $15.44
                                                                   ------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Assets

                                                                    FOCUS      GENESIS
                                                                    ASSETS     ASSETS
                                                                   ---------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)        $    962  $   15,490
                                                                   ---------------------
    Expenses:
      Administration fee (Note B)                                       345       3,114
      Amortization of deferred organization and initial offering
        expenses (Note A)                                             5,796       6,017
      Auditing fees                                                   2,704       2,704
      Custodian fees                                                  4,959       4,960
      Distribution fees (Note B)                                         94       1,814
      Legal fees                                                      1,478       4,884
      Registration and filing fees                                   24,853      22,713
      Shareholder reports                                             4,988       7,174
      Shareholder servicing agent fees                                8,337       3,133
      Trustees' fees and expenses                                         1          11
      Miscellaneous                                                     691         522
      Expenses from corresponding Portfolio (Notes A & B)               446       5,670
                                                                   ---------------------
        Total expenses                                               54,692      62,716
      Expenses reimbursed by administrator and reduced by
        custodian fee expense offset arrangement (Note B)           (53,398)    (51,038)
                                                                   ---------------------
        Total net expenses                                            1,294      11,678
                                                                   ---------------------
        Net investment income (loss)                                   (332)      3,812
                                                                   ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment securities                 1,530       3,270
    Net realized loss on option contracts                              (350)         --
    Change in net unrealized appreciation of investment
      securities and option contracts                                19,220     152,746
                                                                   ---------------------
        Net gain on investments from corresponding Portfolio
          (Note A)                                                   20,400     156,016
                                                                   ---------------------
        Net increase in net assets resulting from operations       $ 20,068  $  159,828
                                                                   ---------------------

SEE NOTES TO FINANCIAL STATEMENTS

                          For the Six Months Ended February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Assets

                                                                    GUARDIAN     MANHATTAN      PARTNERS
                                                                     ASSETS       ASSETS         ASSETS
                                                                   ----------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)        $   93,550    $    522    $    83,670
                                                                   ----------------------------------------
    Expenses:
      Administration fee (Note B)                                      25,097         366         21,818
      Amortization of deferred organization and initial offering
        expenses (Note A)                                               5,796       5,781          6,608
      Auditing fees                                                     2,706       2,479          2,706
      Custodian fees                                                    4,959       3,293          4,961
      Distribution fees (Note B)                                       15,685         110         13,637
      Legal fees                                                        7,020       6,689          5,704
      Registration and filing fees                                     31,861      25,452         26,810
      Shareholder reports                                                 723       4,880          2,339
      Shareholder servicing agent fees                                  8,773      10,005          7,565
      Trustees' fees and expenses                                          26           1             --
      Miscellaneous                                                       699           1            685
      Expenses from corresponding Portfolio (Notes A & B)              28,793         534         26,005
                                                                   ----------------------------------------
        Total expenses                                                132,138      59,591        118,838
      Expenses reimbursed by administrator and reduced by
        custodian fee expense offset arrangement (Note B)             (37,335)    (58,219)       (36,338)
                                                                   ----------------------------------------
        Total net expenses                                             94,803       1,372         82,500
                                                                   ----------------------------------------
        Net investment income (loss)                                   (1,253)       (850)         1,170
                                                                   ----------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment securities                (110,646)       (953)       224,907
    Net realized loss on option contracts                             (11,099)         --             --
    Change in net unrealized appreciation of investment
      securities and option contracts                                 996,250      18,373      1,093,919
                                                                   ----------------------------------------
        Net gain on investments from corresponding Portfolio
          (Note A)                                                    874,505      17,420      1,318,826
                                                                   ----------------------------------------
        Net increase in net assets resulting from operations       $  873,252    $ 16,570    $ 1,319,996
                                                                   ----------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Assets

                                                                                                           GENESIS ASSETS
                                                                            FOCUS ASSETS                            Period from
                                                                                                                   April 2, 1997
                                                                   Six Months       Period from      Six Months    (Commencement
                                                                      Ended      September 4, 1996      Ended           of
                                                                    February       (Commencement      February      Operations)
                                                                       28,       of Operations) to       28,            to
                                                                      1998          August 31,          1998        August 31,
                                                                   (UNAUDITED)         1997          (UNAUDITED)       1997
                                                                   -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                    $   (332)        $   (518)       $    3,812      $   (337)
    Net realized gain (loss) on investments from corresponding
      Portfolio (Note A)                                               1,180            5,564             3,270         2,268
    Change in net unrealized appreciation (depreciation) of
      investments from corresponding Portfolio (Note A)               19,220           38,320           152,746        54,275
                                                                   -------------------------------------------------------------
    Net increase in net assets resulting from operations              20,068           43,366           159,828        56,206
                                                                   -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                 --               --                --            --
    Net realized gain on investments                                  (5,827)              --            (2,617)           --
                                                                   -------------------------------------------------------------
    Total distributions to shareholders                               (5,827)              --            (2,617)           --
                                                                   -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                                        107,732          100,010         4,230,754       673,996
    Proceeds from reinvestment of dividends and distributions          5,827               --             2,617            --
    Payments for shares redeemed                                      (1,649)              --          (639,842)          (30)
                                                                   -------------------------------------------------------------
    Net increase from Trust share transactions                       111,910          100,010         3,593,529       673,966
                                                                   -------------------------------------------------------------
NET INCREASE IN NET ASSETS                                           126,151          143,376         3,750,740       730,172
NET ASSETS:
    Beginning of period                                              143,376               --           730,172            --
                                                                   -------------------------------------------------------------
    End of period                                                   $269,527         $143,376        $4,480,912      $730,172
                                                                   -------------------------------------------------------------
    Accumulated undistributed net investment income (loss) at end
      of period                                                     $   (332)        $     --        $    3,812      $     --
                                                                   -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                                               7,700           10,001           314,034        55,276
    Issued on reinvestment of dividends and distributions                434               --               192            --
    Redeemed                                                            (119)              --           (46,926)           (2)
                                                                   -------------------------------------------------------------
    Net increase in shares outstanding                                 8,015           10,001           267,300        55,274
                                                                   -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Assets

                                                                                MANHATTAN ASSETS
                                                 GUARDIAN ASSETS             Six                            PARTNERS ASSETS
                                                          Period from      Months       Period from
                                          Six Months   September 4, 1996    Ended    September 4, 1996   Six Months
                                            Ended        (Commencement    February     (Commencement       Ended         Year
                                         February 28,  of Operations) to     28,     of Operations) to  February 28,    Ended
                                             1998         August 31,        1998        August 31,          1998      August 31,
                                         (UNAUDITED)         1997         (UNAUDITED)       1997        (UNAUDITED)      1997
                                         ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)         $    (1,253)     $   (2,926)     $   (850)      $   (825)      $     1,170   $    1,072
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                    (121,745)        116,398          (953)        22,981           224,907      131,273
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                     996,250         725,507        18,373         16,720         1,093,919      321,444
                                         ---------------------------------------------------------------------------------------
    Net increase in net assets resulting
      from operations                        873,252         838,979        16,570         38,876         1,319,996      453,789
                                         ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                         --            (296)           --             --            (7,807)        (147)
    Net realized gain on investments        (133,549)             --       (22,498)        (1,100)         (249,831)        (735)
                                         ---------------------------------------------------------------------------------------
    Total distributions to shareholders     (133,549)           (296)      (22,498)        (1,100)         (257,638)        (882)
                                         ---------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold              7,531,385       9,409,019        50,000        100,010        13,833,424    5,428,435
    Proceeds from reinvestment of
      dividends and distributions            133,549             296        22,498          1,100           257,638          881
    Payments for shares redeemed            (299,888)       (940,543)           --             --          (235,151)    (166,509)
                                         ---------------------------------------------------------------------------------------
    Net increase from Trust share
      transactions                         7,365,046       8,468,772        72,498        101,110        13,855,911    5,262,807
                                         ---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                 8,104,749       9,307,455        66,570        138,886        14,918,269    5,715,714
NET ASSETS:
    Beginning of period                    9,307,455              --       138,886             --         5,819,215      103,501
                                         ---------------------------------------------------------------------------------------
    End of period                        $17,412,204      $9,307,455      $205,456       $138,886       $20,737,484   $5,819,215
                                         ---------------------------------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                             $    (1,253)     $       --      $   (850)      $     --       $    (5,709)  $      928
                                         ---------------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                     544,346         746,797         3,453         10,001           938,240      406,827
    Issued on reinvestment of dividends
      and distributions                       10,202              26         1,811             99            17,917           76
    Redeemed                                 (22,103)        (76,119)           --             --           (16,169)     (13,828)
                                         ---------------------------------------------------------------------------------------
    Net increase in shares outstanding       532,445         670,704         5,264         10,100           939,988      393,075
                                         ---------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Assets

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Assets-SM- ("Focus"), Neuberger& Berman Genesis Assets ("Genesis"), Neuberger&Berman Guardian Assets-SM-("Guardian"), Neuberger&Berman Manhattan Assets-SM- ("Manhattan"), and Neuberger&Berman Partners Assets-SM- ("Partners") (collectively, the "Funds") are separate operating series of Neuberger&Berman Equity Assets (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated October 18, 1993. The Trust had no operations until April 2, 1997, for Genesis; September 4, 1996, for Focus, Guardian, and Manhattan; and August 19, 1996, for Partners, other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and registration of its shares under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio of Equity Managers Trust (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (0.01%, 0.19%, 0.20%, 0.03%, and 0.48%, for Focus, Genesis,
   Guardian, Manhattan, and Partners, respectively, at February 28, 1998). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued by Equity Managers Trust as indicated in the notes following the Portfolios' Schedule of Investments.
3) FEDERAL INCOME TAXES: Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by each Fund in connection with its organization are being amortized by that Fund on a straight-line basis over a five-year period. At February 28, 1998, the unamortized balance of such expenses amounted to $41,081, $49,751, $41,082, $40,981, and $39,087, for
   Focus, Genesis, Guardian, Manhattan, and Partners, respectively. The accrued organization costs for Focus and Manhattan are payable to Neuberger&Berman Management Incorporated ("N&B Management"), the administrator of each Fund.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where a more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
         WITH AFFILIATES:
   Each Fund retains N&B Management as its administrator under an Administration Agreement ("Agreement") dated as of February 13, 1996, as amended on August 2, 1996. Pursuant to this Agreement each Fund pays N&B Management an administration fee at the annual rate of .40% of that Fund's average daily net assets.

Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   N&B Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The trustees of the Trust have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan provides that, as compensation for administrative and other services provided to the Funds, N&B Management's activities and expenses related to the sale and distribution of Fund shares, and ongoing services provided to investors in the Funds, N&B Management receives from each Fund a fee at the annual rate of .25% of that Fund's average daily net assets. N&B Management pays this amount to institutions that distribute Fund shares and provide services to the Funds and their shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each Fund during any year may be more or less than the cost of distribution and other services provided to that Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.
   N&B Management has voluntarily undertaken until December 31, 1998, to reimburse each Fund for its operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to N&B Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets. For the period ended February 28, 1998, such excess expenses amounted to $53,398, $51,036, $37,334, $58,219, and $36,337, for
Focus, Genesis, Guardian, Manhattan, and Partners, respectively.
   Since inception of Focus and Manhattan, N&B Management has voluntarily undertaken to pay certain expenses of each Fund as an advance. These expenses will be repaid by the Funds to N&B Management in the future, and are included under the caption Payable for Fund expenses in the Statements of Assets and Liabilities.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger&Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   Each Fund also has a distribution agreement with N&B Management which receives no commissions for sales or redemptions of shares of beneficial interest of each Fund, but receives fees under the Plan, as described above.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $0.05, $1.87, $0.75, $0.07, and $1.29 for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended February 28, 1998, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                  ADDITIONS       REDUCTIONS
---------------------------------------------------------------------------
FOCUS                                            $    158,447     $ 52,411
GENESIS                                             4,190,042      648,447
GUARDIAN                                            7,353,033      202,223
MANHATTAN                                              50,094          166
PARTNERS                                           13,604,953       36,241

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Fund without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Assets
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                   Six Months Ended       Period from
                                                                     February 28,     September 4, 1996(1)
                                                                         1998            to August 31,
                                                                     (UNAUDITED)              1997
                                                                   ---------------------------------------
Net Asset Value, Beginning of Period                                    $14.34               $10.00
                                                                   ---------------------------------------
Income From Investment Operations
    Net Investment Loss                                                   (.02)                (.05)
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                          1.22                 4.39
                                                                   ---------------------------------------
      Total From Investment Operations                                    1.20                 4.34
                                                                   ---------------------------------------
Less Distributions
    Distributions (from net capital gains)                                (.58)                  --
                                                                   ---------------------------------------
Net Asset Value, End of Period                                          $14.96               $14.34
                                                                   ---------------------------------------
Total Return(2)(3)                                                       +8.83%              +43.40%
                                                                   ---------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in thousands)                            $269.5               $143.4
                                                                   ---------------------------------------
    Ratio of Gross Expenses to Average Net Assets(4)(5)                   1.50%                1.50%
                                                                   ---------------------------------------
    Ratio of Net Expenses to Average Net Assets(5)(6)                     1.50%                1.50%
                                                                   ---------------------------------------
    Ratio of Net Investment Loss to Average Net Assets(5)(6)              (.38%)               (.43%)
                                                                   ---------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Assets
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                   Six Months Ended     Period from
                                                                     February 28,     April 2, 1997(1)
                                                                         1998          to August 31,
                                                                     (UNAUDITED)            1997
                                                                   -----------------------------------
Net Asset Value, Beginning of Period                                   $  13.21            $10.00
                                                                   -----------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                                            .01              (.01)
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                            .71              3.22
                                                                   -----------------------------------
      Total From Investment Operations                                      .72              3.21
                                                                   -----------------------------------
Less Distributions
    Distributions (from net capital gains)                                 (.04)               --
                                                                   -----------------------------------
Net Asset Value, End of Period                                         $  13.89            $13.21
                                                                   -----------------------------------
Total Return(2)(3)                                                        +5.46%           +32.10%
                                                                   -----------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in thousands)                           $4,480.9            $730.2
                                                                   -----------------------------------
    Ratio of Gross Expenses to Average Net Assets(4)(5)                    1.50%             1.50%
                                                                   -----------------------------------
    Ratio of Net Expenses to Average Net Assets(5)(6)                      1.50%             1.50%
                                                                   -----------------------------------
    Ratio of Net Investment Income (Loss) to Average Net
     Assets(5)(6)                                                           .49%             (.36%)
                                                                   -----------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Assets
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                   Six Months Ended       Period from
                                                                     February 28,     September 4, 1996(1)
                                                                         1998            to August 31,
                                                                     (UNAUDITED)              1997
                                                                   ---------------------------------------
Net Asset Value, Beginning of Period                                  $   13.88             $  10.00
                                                                   ---------------------------------------
Income From Investment Operations
    Net Investment Income                                                    --                  .01
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                            .72                 3.88
                                                                   ---------------------------------------
      Total From Investment Operations                                      .72                 3.89
                                                                   ---------------------------------------
Less Distributions
    Dividends (from net investment income)                                   --                 (.01)
    Distributions (from net capital gains)                                 (.13)                  --
                                                                   ---------------------------------------
      Total Distributions                                                  (.13)                (.01)
                                                                   ---------------------------------------
Net Asset Value, End of Period                                        $   14.47             $  13.88
                                                                   ---------------------------------------
Total Return(2)(3)                                                        +5.29%              +38.92%
                                                                   ---------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in thousands)                          $17,412.2             $9,307.5
                                                                   ---------------------------------------
    Ratio of Gross Expenses to Average Net Assets(4)(5)                    1.51%                1.50%
                                                                   ---------------------------------------
    Ratio of Net Expenses to Average Net Assets(5)(6)                      1.51%                1.50%
                                                                   ---------------------------------------
    Ratio of Net Investment Loss to Average Net Assets(5)(6)               (.02%)               (.12%)
                                                                   ---------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Assets
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                   Six Months Ended       Period from
                                                                     February 28,     September 4, 1996(1)
                                                                         1998            to August 31,
                                                                     (UNAUDITED)              1997
                                                                   ---------------------------------------
Net Asset Value, Beginning of Period                                    $13.75               $10.00
                                                                   ---------------------------------------
Income From Investment Operations
    Net Investment Loss                                                   (.06)                (.08)
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                          1.34                 3.94
                                                                   ---------------------------------------
      Total From Investment Operations                                    1.28                 3.86
                                                                   ---------------------------------------
Less Distributions
    Distributions (from net capital gains)                               (1.66)                (.11)
                                                                   ---------------------------------------
Net Asset Value, End of Period                                          $13.37               $13.75
                                                                   ---------------------------------------
Total Return(2)(3)                                                      +10.23%              +38.86%
                                                                   ---------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in thousands)                            $205.5               $138.9
                                                                   ---------------------------------------
    Ratio of Gross Expenses to Average Net Assets(4)(5)                   1.50%                1.50%
                                                                   ---------------------------------------
    Ratio of Net Expenses to Average Net Assets(5)(6)                     1.50%                1.50%
                                                                   ---------------------------------------
    Ratio of Net Investment Loss to Average Net Assets(5)(6)              (.93%)               (.70%)
                                                                   ---------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Assets
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                   Six Months Ended                   Period from
                                                                     February 28,     Year Ended   August 19, 1996(1)
                                                                         1998         August 31,     to August 31,
                                                                     (UNAUDITED)         1997             1996
                                                                   --------------------------------------------------
Net Asset Value, Beginning of Period                                  $   14.42        $   9.91          $10.00
                                                                   --------------------------------------------------
Income From Investment Operations
    Net Investment Income                                                    --             .01              --
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                           1.35            4.56            (.09)
                                                                   --------------------------------------------------
      Total From Investment Operations                                     1.35            4.57            (.09)
                                                                   --------------------------------------------------
Less Distributions
    Dividends (from net investment income)                                 (.01)           (.01)             --
    Distributions (from net capital gains)                                 (.32)           (.05)             --
                                                                   --------------------------------------------------
      Total Distributions                                                  (.33)           (.06)             --
                                                                   --------------------------------------------------
Net Asset Value, End of Period                                        $   15.44        $  14.42          $ 9.91
                                                                   --------------------------------------------------
Total Return(2)                                                           +9.53%(3)      +46.26%          -0.90%(3)
                                                                   --------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in thousands)                          $20,737.5        $5,819.2          $103.5
                                                                   --------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(4)                       1.51%(5)        1.50%           1.50%(5)
                                                                   --------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(6)                         1.51%(5)        1.50%           1.50%(5)
                                                                   --------------------------------------------------
    Ratio of Net Investment Income to Average Net Assets(6)                 .02%(5)         .08%           2.38%(5)
                                                                   --------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Assets
1) The date investment operations commenced.
2) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if N&B Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if N&B Management had not waived a portion of the management fee.
3) Not annualized.
4) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. These ratios include expense reimbursement arrangements. In addition, for Genesis, these ratios include management fee waiver.
5) Annualized.
6) After waiver and/or reimbursement of expenses by N&B Management as described in Note B of Notes to Financial Statements. Had N&B Management not undertaken such action the annualized ratios of net expenses and net investment income
   (loss) to average daily net assets would have been higher and lower, respectively.

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Compaq Computer                                 4.9%
 2.  Chase Manhattan                                 4.8%
 3.  Travelers Group                                 4.5%
 4.  Countrywide Credit Industries                   4.3%
 5.  CITICORP                                        4.2%
 6.  Capital One Financial                           3.6%
 7.  General Motors                                  3.5%
 8.  Fannie Mae                                      3.4%
 9.  3Com Corp.                                      3.4%
10.  Furniture Brands International                  3.1%

                                                                       Market
  Number                                                              Value(1)
 of Shares                                                         (000's omitted)
-----------                                                        ---------------
COMMON STOCKS (92.9%)
AUTOMOTIVE (4.9%)
    183,100    Cabot Corp.                                           $    6,454
    883,500    General Motors                                            60,907
    503,400    Hertz Corp.                                               19,947
                                                                   ---------------
                                                                         87,308
                                                                   ---------------
FINANCIAL SERVICES (45.8%)
    209,000    ACE Ltd.                                                  20,665
    964,155    ADVANTA Corp. Class A                                     22,718(2)
    643,500    Banc One                                                  36,358
    383,000    BankBoston Corp.                                          38,180
    940,000    Capital One Financial                                     63,156
    680,000    Chase Manhattan                                           84,363
    555,000    CITICORP                                                  73,538
  1,715,000    Countrywide Credit Industries                             76,210
    940,000    Fannie Mae                                                59,984
    700,000    Freddie Mac                                               33,075
    247,000    Hartford Financial Services Group                         24,268
    672,500    Merrill Lynch                                             48,126

                                                                       Market
  Number                                                              Value(1)
 of Shares                                                         (000's omitted)
-----------                                                        ---------------
    700,000    Morgan Stanley, Dean Witter, Discover                 $   48,781
    640,800    Nationwide Financial Services                             28,195
    525,600    PartnerRe Ltd.                                            25,623
    177,100    St. Paul Cos.                                             15,695
    107,000    Transamerica Corp.                                        12,459
  1,427,000    Travelers Group                                           79,555
    395,000    Travelers Property Casualty                               16,195
                                                                   ---------------
                                                                        807,144
                                                                   ---------------
HEALTH CARE (8.0%)
  1,857,900    Foundation Health Systems                                 51,441
    940,000    Sierra Health Services                                    34,427(2)
    934,900    Wellpoint Health Networks                                 54,633
                                                                   ---------------
                                                                        140,501
                                                                   ---------------
HEAVY INDUSTRY (5.2%)
  1,330,000    AGCO Corp.                                                37,406
  1,000,000    AK Steel Holding                                          18,688
  1,030,000    DT Industries                                             36,307(2)
                                                                   ---------------
                                                                         92,401
                                                                   ---------------
RETAIL (9.4%)
  1,200,000    Barnes & Noble                                            42,150
  2,014,300    Furniture Brands International                            55,142
  1,074,000    Neiman-Marcus Group                                       39,939
    420,000    Payless ShoeSource                                        28,245
                                                                   ---------------
                                                                        165,476
                                                                   ---------------
TECHNOLOGY (17.8%)
  1,665,000    3Com Corp.                                                59,524
    700,000    Applied Materials                                         25,769(3)
    525,000    Atmel Corp.                                                8,531

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                                                       Market
  Number                                                              Value(1)
 of Shares                                                         (000's omitted)
-----------                                                        ---------------
  2,700,000    Compaq Computer                                       $   86,569
    120,000    Credence Systems                                           4,005
    580,000    KLA-Tencor                                                26,771
    964,500    National Semiconductor                                    23,027
     90,000    Rational Software                                          1,215
  1,300,000    Silicon Valley Group                                      35,425
    533,000    Teradyne, Inc.                                            25,151
    320,000    Texas Instruments                                         18,520
                                                                   ---------------
                                                                        314,507
                                                                   ---------------
TRANSPORTATION (1.8%)
    644,000    Continental Airlines Class B                              32,361
                                                                   ---------------
               TOTAL COMMON STOCKS (COST $952,034)                    1,639,698
                                                                   ---------------

                                                                       Market
 Principal                                                            Value(1)
  Amount                                                           (000's omitted)
-----------                                                        ---------------
U.S. TREASURY SECURITIES (2.7%)
$47,880,000    U.S. Treasury Bills, 4.97% - 5.045%, due 3/5/98 &
                4/9/98  (COST $47,749)                               $   47,756
                                                                   ---------------
SHORT-TERM CORPORATE NOTES (3.9%)
 68,140,000    General Electric Capital Corp., 5.50%, due 3/2/98
                (COST $68,140)                                           68,140(4)
                                                                   ---------------
               TOTAL INVESTMENTS (99.5%) (COST $1,067,923)            1,755,594(5)
               Cash, receivables and other assets, less
                liabilities (0.5%)                                        8,292
                                                                   ---------------
               TOTAL NET ASSETS (100.0%)                             $1,763,886
                                                                   ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Thiokol Corp.                                   1.9%
 2.  Bank United                                     1.8%
 3.  Webster Financial                               1.6%
 4.  AAR Corp.                                       1.6%
 5.  Pride International                             1.4%
 6.  Trigon Healthcare                               1.4%
 7.  National-Oilwell                                1.3%
 8.  Richfood Holdings                               1.2%
 9.  AptarGroup Inc.                                 1.2%
10.  Crescent Real Estate Equities                   1.1%

                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
COMMON STOCKS (86.5%)
AEROSPACE (6.5%)
   1,209,750    AAR Corp.                                             $   36,746
   1,194,100    Aviall Inc.                                               17,165(2)
     259,100    BE Aerospace                                               7,627
     468,300    DONCASTERS PLC ADR                                        11,708
     199,900    Ducommun Inc.                                              6,434
     210,200    Hexcel Corp.                                               5,531
     344,200    Moog, Inc. Class A                                        12,133
     257,300    Orbital Sciences                                           9,810
     463,500    Thiokol Corp.                                             44,322
                                                                    ---------------
                                                                         151,476
                                                                    ---------------
AUTOMOTIVE (0.4%)
     384,000    Donaldson Co.                                              9,144
                                                                    ---------------
BANKING & FINANCIAL (12.8%)
     237,775    Associated Banc-Corp                                      12,453
     874,900    Bank United                                               41,230
     253,612    Charter One Financial                                     15,367
     196,900    Colonial BancGroup                                         6,695
     121,485    Commerce Bancorp                                           5,786
     321,100    Commercial Federal                                        11,359

                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
     302,800    Community First Bankshares                            $   16,048
     328,100    Cullen/Frost Bankers                                      18,681
     211,600    Dime Community Bancorp                                     5,316
     186,700    First Commerce                                            14,749
     281,300    FirstFed Financial                                        11,358
     232,200    Imperial Bancorp                                           7,663
     248,500    Long Island Bancorp                                       14,957
      78,300    North Fork Bancorp                                         2,677
     142,700    Ocean Financial                                            5,030
      82,877    ONBANCorp, Inc.                                            6,019
     511,300    Peoples Heritage Financial Group                          23,807
     169,175    Queens County Bancorp                                      6,725
     227,600    Reliance Bancorp                                           8,080
     237,700    Sovereign Bancorp                                          4,605
     687,675    Sterling Bancshares                                       10,315
     307,750    Texas Regional Bancshares                                 10,656
     592,600    Webster Financial                                         38,075
                                                                    ---------------
                                                                         297,651
                                                                    ---------------
BASIC MATERIALS (1.9%)
     101,300    Lone Star Industries                                       6,103
     198,800    Lone Star Technologies                                     6,163
     244,500    Medusa Corp.                                              11,568
     361,600    Texas Industries                                          20,430
                                                                    ---------------
                                                                          44,264
                                                                    ---------------
BUILDING, CONSTRUCTION & REFURNISHING (0.8%)
     825,600    Apogee Enterprises                                        10,681
      73,000    Lincoln Electric Class A                                   2,774
      95,000    Simpson Manufacturing                                      3,907
                                                                    ---------------
                                                                          17,362
                                                                    ---------------

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
CHEMICALS (0.7%)
     382,500    Lawter International                                  $    4,471
     201,000    Lilly Industries                                           4,045
     297,000    Lyondell Petrochemical                                     8,093
                                                                    ---------------
                                                                          16,609
                                                                    ---------------
CONSUMER CYCLICALS (0.7%)
     466,600    Coachmen Industries                                       13,327
      67,800    Monaco Coach                                               2,678
                                                                    ---------------
                                                                          16,005
                                                                    ---------------
CONSUMER PRODUCTS & SERVICES (3.9%)
     243,791    Block Drug                                                10,270
     138,800    Bush Boake Allen                                           4,476
     477,400    First Brands                                              12,293
     134,100    Libbey Inc.                                                4,945
     579,500    Prime Hospitality                                         11,011
   1,020,800    Richfood Holdings                                         29,029
     273,800    Stewart Enterprises                                       12,903
     166,900    The First Years                                            4,485
                                                                    ---------------
                                                                          89,412
                                                                    ---------------
DEFENSE (1.7%)
     271,700    Alliant Techsystems                                       17,066
     660,000    Newport News Shipbuilding                                 17,985
     100,000    Primex Technologies                                        4,325
                                                                    ---------------
                                                                          39,376
                                                                    ---------------
DIAGNOSTIC EQUIPMENT (0.9%)
     793,100    ADAC Laboratories                                         21,116
                                                                    ---------------
ELECTRONICS (2.0%)
     224,800    Continental Circuits                                       5,311
     534,100    Dallas Semiconductor                                      25,370
      25,000    Kent Electronics                                             558
     340,900    SCI Systems                                               15,340
                                                                    ---------------
                                                                          46,579
                                                                    ---------------
ENERGY (2.4%)
     509,500    Apache Corp.                                              17,323
     410,000    Cabot Oil & Gas                                            8,610
                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
     701,900    Coho Energy                                           $    5,571
     182,700    Cross Timbers Oil                                          2,923
      54,200    Ocean Energy                                               2,534
     636,990    Swift Energy                                              11,426
      17,994    Titan Exploration                                            130
     765,800    Unit Corp.                                                 6,079
                                                                    ---------------
                                                                          54,596
                                                                    ---------------
HEALTH CARE (8.0%)
     511,000    Acuson Corp.                                               9,390
      92,500    Arrow International                                        3,619
     634,000    Ballard Medical Products                                  15,929
     252,900    CompDent Corp.                                             3,509
     492,200    CONMED Corp.                                              10,798
     445,400    DePuy, Inc.                                               11,998
     871,500    Haemonetics Corp.                                         14,543
     195,877    Henry Schein                                               7,982
     315,000    John Alden Financial                                       7,068
     443,550    Patterson Dental                                          13,417
     370,000    Physio-Control International                               6,984
     149,100    R.P. Scherer                                               9,067
     154,100    Sofamor Danek Group                                       11,596
     192,500    STAAR Surgical                                             3,128
   1,039,800    Trigon Healthcare                                         32,234
     475,600    Universal Health Services Class B                         24,850
                                                                    ---------------
                                                                         186,112
                                                                    ---------------
INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (5.4%)
     115,000    Alamo Group                                                2,084
   1,003,800    BMC Industries                                            19,511
     118,700    Dionex Corp.                                               6,929
   1,380,900    Hussmann International                                    20,972
     612,200    Kaydon Corp.                                              22,766
     332,000    NN Ball & Roller                                           3,528
     281,800    Pameco Corp.                                               4,650(2)
     162,000    Pentair, Inc.                                              6,672
      96,600    Roper Industries                                           2,808
     547,200    SOS Staffing Services                                     11,218
     233,600    W.H. Brady                                                 7,709

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
     389,100    Wallace Computer Services                             $   14,154
     180,750    Woodhead Industries                                        3,434
                                                                    ---------------
                                                                         126,435
                                                                    ---------------
INSURANCE (1.9%)
     535,150    Allied Group                                              16,857
     290,200    FBL Financial Group                                       13,494
      81,000    Orion Capital                                              3,954
     229,000    Penn-America Group                                         5,238
     150,700    Trenwick Group                                             5,501
                                                                    ---------------
                                                                          45,044
                                                                    ---------------
MACHINERY & EQUIPMENT (0.9%)
     178,800    Allied Products                                            4,101
      27,900    Gardner Denver Machinery                                     748
     683,300    Stewart & Stevenson Services                              16,698
                                                                    ---------------
                                                                          21,547
                                                                    ---------------
OFFICE EQUIPMENT (1.1%)
     415,000    United Stationers                                         24,848
                                                                    ---------------
OIL SERVICES (8.2%)
      50,600    Bayard Drilling Technologies                                 651
     208,200    Cal Dive International                                     5,621
     193,800    Cliffs Drilling                                            7,510
     313,800    Dawson Production Services                                 3,785
     373,500    Friede Goldman International                              11,345
     630,400    Global Industries                                         10,874
     226,200    Hvide Marine                                               4,298
     405,000    IRI International                                          4,784
     544,500    Nabors Industries                                         12,455
   1,103,091    National-Oilwell                                          30,887
     480,700    Oceaneering International                                  7,962
     742,500    Offshore Logistics                                        13,087
                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
   1,463,400    Pride International                                   $   33,384
     367,000    R&B Falcon                                                 9,726
     287,400    Smith International                                       15,304
     224,400    Trico Marine Services                                      4,180
     192,600    Tuboscope Inc.                                             3,768
     393,200    UTI Energy                                                 5,357
     344,800    Willbros Group                                             5,538
                                                                    ---------------
                                                                         190,516
                                                                    ---------------
PACKING & CONTAINERS (1.2%)
     491,200    AptarGroup Inc.                                           28,336
                                                                    ---------------
PUBLISHING & BROADCASTING (0.3%)
      85,666    Pulitzer Publishing                                        7,196
                                                                    ---------------
REAL ESTATE/REITS (5.7%)
     570,900    CCA Prison Realty Trust                                   25,119
      26,800    Crescent Operating                                           533
     749,500    Crescent Real Estate Equities                             25,530
     335,000    ElderTrust                                                 6,072(2)
     495,000    Health Care Property Investors                            18,377
     297,000    Imperial Credit Commercial Mortgage Investment             4,566
     140,900    National Health Investors                                  5,777
     339,700    Nationwide Health Properties                               8,981
     162,800    OMEGA Healthcare Investors                                 6,319
     798,100    Prime Retail                                              11,622
     415,300    SL Green Realty                                           11,031
     540,000    Sunstone Hotel Investors                                   8,640
                                                                    ---------------
                                                                         132,567
                                                                    ---------------
RESTAURANTS (0.6%)
     706,800    Brinker International                                     14,754
                                                                    ---------------

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
RETAILING (1.0%)
     354,875    99 Cents Only Stores                                  $   13,663
     517,900    Micro Warehouse                                            7,121
     178,500    Schultz Sav-O Stores                                       2,789
                                                                    ---------------
                                                                          23,573
                                                                    ---------------
TECHNOLOGY (5.3%)
     242,800    Analysts International                                     8,589
   1,072,600    Auspex Systems                                            10,257
     202,600    Black Box                                                  7,243
   2,036,300    Borland International                                     18,963(2)
     517,600    CACI International                                        11,064
   1,124,100    Data General                                              23,185
     162,500    Eltron International                                       3,494
     264,900    Emulex Corp.                                               3,146
     483,200    Methode Electronics Class A                                6,825
   1,027,400    Reynolds & Reynolds                                       21,832
     328,400    Zebra Technologies                                         9,482
                                                                    ---------------
                                                                         124,080
                                                                    ---------------
TEXTILES & APPAREL (0.2%)
     124,300    St. John Knits                                             5,252
                                                                    ---------------
TRANSPORTATION, SHIPPING & FREIGHT (0.2%)
      78,375    Air Express International                                  2,195
     213,600    Maritrans Inc.                                             2,136
                                                                    ---------------
                                                                           4,331
                                                                    ---------------
UTILITIES, ELECTRIC & GAS (11.8%)
     582,200    AGL Resources                                             11,826
     183,200    Aquila Gas Pipeline                                        2,210
     248,600    Atmos Energy                                               7,132
     246,500    Central Hudson Gas & Electric                             10,014
     227,600    Connecticut Energy                                         6,714
                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
     124,300    Eastern Enterprises                                   $    5,508
     509,800    Eastern Utilities Associates                              12,203
     400,500    Enova Corp.                                               10,213
     695,600    Illinova Corp.                                            19,303
     628,800    Montana Power                                             20,122
     336,200    National Fuel Gas                                         15,675
     618,200    Nevada Power                                              15,339
     193,300    NICOR Inc.                                                 7,949
      48,500    Northwest Natural Gas                                      1,367
     289,800    NUI Corp.                                                  7,662
     383,600    ONEOK, Inc.                                               13,426
     200,000    Orange & Rockland Utilities                                8,787
      66,100    Otter Tail Power                                           2,504
     529,900    Public Service Co. of New Mexico                          12,353
     475,100    Rochester Gas & Electric                                  14,817
     376,100    Sierra Pacific Resources                                  13,493
     390,000    UtiliCorp United                                          14,040
     457,400    Washington Gas Light                                      12,321
     483,600    Washington Water Power                                    11,062
     152,300    WICOR, Inc.                                                7,282
     249,000    WPL Holdings                                               7,937
     140,000    WPS Resources                                              4,550
                                                                    ---------------
                                                                         275,809
                                                                    ---------------
                TOTAL COMMON STOCKS (COST $1,700,109)                  2,013,990
                                                                    ---------------
PREFERRED STOCKS (0.1%)
      60,000    Hvide Capital Trust, Cv., 6.50% (COST $3,000)              2,948(6)
                                                                    ---------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                                        Market
 Principal                                                             Value(1)
   Amount                                                           (000's omitted)
------------                                                        ---------------
U.S. TREASURY SECURITIES (12.3%)
$287,240,000    U.S. Treasury Bills,
                 4.90% - 5.045%,
                 due 3/5/98 -
                 4/9/98  (COST $286,585)                              $  286,628
                                                                    ---------------
SHORT-TERM CORPORATE NOTES (2.2%)
  51,040,000    General Electric Capital Corp., 5.50%, due 3/2/98
                 (COST $51,040)                                           51,040(4)
                                                                    ---------------
                TOTAL INVESTMENTS (101.1%) (COST $2,040,734)           2,354,606(5)
                Liabilities, less cash, receivables and other
                 assets [(1.1%)]                                         (24,479)
                                                                    ---------------
                TOTAL NET ASSETS (100.0%)                             $2,330,127
                                                                    ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Motors                                  4.0%
 2.  Compaq Computer                                 3.9%
 3.  Chase Manhattan                                 3.5%
 4.  Travelers Group                                 3.5%
 5.  Capital One Financial                           3.4%
 6.  CITICORP                                        3.2%
 7.  Foundation Health Systems                       3.1%
 8.  Morgan Stanley, Dean Witter, Discover           3.1%
 9.  Countrywide Credit Industries                   3.0%
10.  3Com Corp.                                      2.9%

                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
COMMON STOCKS (93.0%)
AGRICULTURE (4.0%)
   5,360,200    AGCO Corp.                                            $  150,756(2)
   3,107,200    IMC Global                                               118,656
     904,600    Potash Corp. of Saskatchewan                              80,848
                                                                    ---------------
                                                                         350,260
                                                                    ---------------
AUTOMOTIVE (11.1%)
   3,040,700    Cabot Corp.                                              107,185
   2,793,250    Chrysler Corp.                                           108,762
   4,893,900    Coltec Industries                                        127,547(2)
   5,048,000    General Motors                                           347,997
     649,000    Lear Corp.                                                34,316
   2,298,786    LucasVarity PLC ADR                                       86,492
   1,784,800    Magna International Class A                              107,980
   2,452,081    Mark IV Industries                                        57,011
                                                                    ---------------
                                                                         977,290
                                                                    ---------------
BANKING (12.3%)
   4,026,069    Banc One                                                 227,473
   2,300,000    BankBoston Corp.                                         229,281

                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
   2,495,000    Chase Manhattan                                       $  309,536
   2,095,000    CITICORP                                                 277,588
   1,008,000    First Tennessee National                                  32,130
                                                                    ---------------
                                                                       1,076,008
                                                                    ---------------
CONSUMER GOODS & SERVICES (0.4%)
     874,728    Cendant Corp.                                             32,802
                                                                    ---------------
ENERGY (1.2%)
     150,000    Cooper Cameron                                             8,044
   1,275,000    Praxair, Inc.                                             60,961
   1,125,000    Santa Fe International                                    39,867
                                                                    ---------------
                                                                         108,872
                                                                    ---------------
FINANCIAL SERVICES (17.5%)
   2,254,350    ADVANTA Corp. Class B                                     49,596
     220,814    Alleghany Corp.                                           75,298
   4,380,000    Capital One Financial                                    294,281(2)
   5,830,000    Countrywide Credit Industries                            259,071(2)
   3,000,000    Fannie Mae                                               191,437(3)
   3,020,000    Freddie Mac                                              142,695
   3,300,000    Merrill Lynch                                            236,156
   3,897,700    Morgan Stanley, Dean Witter, Discover                    271,621
     510,000    Security Capital Industrial Trust                         12,367
                                                                    ---------------
                                                                       1,532,522
                                                                    ---------------
HEALTH CARE (10.8%)
   2,855,000    Aetna Inc.                                               249,456
   9,974,900    Foundation Health Systems                                276,180(2)
   4,788,800    Humana Inc.                                              121,815
   1,260,000    Mid Atlantic Medical Services                             14,805
   1,465,790    PacifiCare Health Systems Class B                         91,612(2)
     326,600    Tenet Healthcare                                          12,186

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
     800,000    United Healthcare                                     $   48,550
   2,326,396    Wellpoint Health Networks                                135,949
                                                                    ---------------
                                                                         950,553
                                                                    ---------------
HEAVY INDUSTRY (1.9%)
     339,000    Harnischfeger Industries                                  11,992
     537,100    Rockwell International                                    32,495
   3,654,400    UCAR International                                       125,848(2)
                                                                    ---------------
                                                                         170,335
                                                                    ---------------
INDUSTRIAL GOODS & SERVICES (3.7%)
   2,275,200    American Standard                                        101,246
   1,150,000    U.S. Filter                                               39,028
   2,251,500    USA Waste Services                                        93,719
   1,700,700    USG Corp.                                                 92,901
                                                                    ---------------
                                                                         326,894
                                                                    ---------------
INSURANCE (6.1%)
   1,640,000    Hartford Financial Services Group                        161,130
      95,000    St. Paul Cos.                                              8,419
     163,100    Transamerica Corp.                                        18,991
     451,050    Transatlantic Holdings                                    34,111
   5,530,000    Travelers Group                                          308,298
                                                                    ---------------
                                                                         530,949
                                                                    ---------------
MEDIA & ENTERTAINMENT (0.4%)
     611,900    Harcourt General                                          33,043
                                                                    ---------------
REAL ESTATE INVESTMENT TRUSTS (1.5%)
   2,767,100    INMC Mortgage Holdings                                    72,809
   1,542,000    Spieker Properties                                        61,198
                                                                    ---------------
                                                                         134,007
                                                                    ---------------
                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
RETAIL (1.7%)
   2,739,600    Barnes & Noble                                        $   96,228
     200,500    Sears, Roebuck                                            10,639
   1,800,000    Woolworth Corp.                                           42,750
                                                                    ---------------
                                                                         149,617
                                                                    ---------------
TECHNOLOGY (17.3%)
   7,175,000    3Com Corp.                                               256,506
   3,795,000    Applied Materials                                        139,703(3)
   2,950,000    Arrow Electronics                                         98,272
   2,846,000    Atmel Corp.                                               46,247
   1,280,000    Avnet, Inc.                                               81,600
   1,046,600    Cabletron Systems                                         16,222
  10,602,500    Compaq Computer                                          339,943(3)
   1,830,000    KLA-Tencor                                                84,466
   3,265,000    National Semiconductor                                    77,952
   3,150,000    Teradyne, Inc.                                           148,641
   3,906,000    Texas Instruments                                        226,060
                                                                    ---------------
                                                                       1,515,612
                                                                    ---------------
TRANSPORTATION (3.1%)
   1,510,600    Continental Airlines Class B                              75,908
     930,270    Delta Air Lines                                          105,179
     550,000    Union Pacific                                             28,050
     926,000    US Airways Group                                          58,627
                                                                    ---------------
                                                                         267,764
                                                                    ---------------
                TOTAL COMMON STOCKS (COST $5,357,418)                  8,156,528
                                                                    ---------------
PREFERRED STOCKS (0.1%)
      52,430    Aetna Inc., Ser. C, Cv., 6.25%                             4,371
     125,000    PacifiCare Health Systems, Ser. C, Cv., $1.00              3,031
                                                                    ---------------
                TOTAL PREFERRED STOCKS (COST $7,557)                       7,402
                                                                    ---------------

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                                        Market
 Principal                                                             Value(1)
   Amount                                                           (000's omitted)
------------                                                        ---------------
CONVERTIBLE BONDS (0.2%)
$ 15,000,000    International CableTel Inc., Cv. Sub. Notes,
                 7.25%, due 4/15/05 (COST $14,997)                    $   18,112(6)
                                                                    ---------------
U.S. TREASURY SECURITIES (5.3%)
 243,025,000    U.S. Treasury Bills,
                 4.96% - 5.06%,
                 due 3/5/98 -
                 4/9/98                                                  242,724
  15,000,000    U.S. Treasury Notes, 8.00%, due 5/15/01                   16,045
 100,000,000    U.S. Treasury Bonds, 6.25%, due 8/15/23                  103,344
 100,000,000    U.S. Treasury Bonds, 6.00%, due 2/15/26                  100,156
                                                                    ---------------
                TOTAL U.S. TREASURY SECURITIES (COST $449,843)           462,269
                                                                    ---------------
                                                                        Market
 Principal                                                             Value(1)
   Amount                                                           (000's omitted)
------------                                                        ---------------
SHORT-TERM CORPORATE NOTES (0.4%)
$ 38,310,000    General Electric Capital Corp., 5.50%, due 3/2/98
                 (COST $38,310)                                       $   38,310(4)
                                                                    ---------------
                TOTAL INVESTMENTS (99.0%) (COST $5,868,125)            8,682,621(5)
                Cash, receivables and other assets, less
                 liabilities (1.0%)                                       91,203
                                                                    ---------------
                TOTAL NET ASSETS (100.0%)                             $8,773,824
                                                                    ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Nutrition                               2.7%
 2.  CKE Restaurants                                 2.6%
 3.  Staples, Inc.                                   2.3%
 4.  Chancellor Media                                2.3%
 5.  TJX Cos.                                        2.1%
 6.  Promus Hotel                                    2.0%
 7.  Network Associates                              1.9%
 8.  Finova Group                                    1.9%
 9.  AES Corp.                                       1.8%
10.  Omnicare, Inc.                                  1.8%

                                                                       Market
  Number                                                              Value(1)
 of Shares                                                         (000's omitted)
-----------                                                        ---------------
COMMON STOCKS (95.7%)
BASIC MATERIALS (1.9%)
    169,300    Cytec Industries                                       $  8,274
    318,100    NS Group                                                  4,533
                                                                   ---------------
                                                                        12,807
                                                                   ---------------
CAPITAL GOODS (7.1%)
    562,900    Corporate Express                                         5,699
    131,000    HON INDUSTRIES                                            8,613
    809,400    Philip Services                                           7,740
    107,200    Sanmina Corp.                                             8,543
    167,100    U.S. Filter                                               5,671
    266,900    USA Waste Services                                       11,110
                                                                   ---------------
                                                                        47,376
                                                                   ---------------
COMMUNICATIONS (4.3%)
    131,600    Advanced Fibre Communications                             3,940
     97,700    CIENA Corp.                                               4,097
    229,500    NEXTLINK Communications                                   6,914

                                                                       Market
  Number                                                              Value(1)
 of Shares                                                         (000's omitted)
-----------                                                        ---------------
    286,300    RSL Communications                                     $  7,480
    128,200    Saville Systems Ireland ADR                               6,009
                                                                   ---------------
                                                                        28,440
                                                                   ---------------
CONSUMER CYCLICALS (20.2%)
    130,800    American Skiing                                           1,962
    335,000    Authentic Fitness                                         7,035
    230,900    Costco Cos.                                              11,285
     88,300    Dollar Thrifty                                            1,766
    447,200    General Nutrition                                        17,776
    302,600    Hayes Lemmerz International                               9,816
    233,350    Outdoor Systems                                           6,957
    278,742    Promus Hotel                                             13,449
    240,500    Robert Half International                                10,883
    734,700    Staples, Inc.                                            15,520
    210,400    Sylvan Learning Systems                                   9,639
    166,700    Tiffany & Co.                                             7,835
    366,600    TJX Cos.                                                 14,160
    251,100    Viking Office Products                                    5,524
                                                                   ---------------
                                                                       133,607
                                                                   ---------------
CONSUMER STAPLES (11.6%)
    134,400    Cardinal Health                                          11,004
    341,300    Chancellor Media                                         15,273
    166,600    Cheesecake Factory                                        5,373
    398,420    CKE Restaurants                                          16,908
    322,300    Comcast Corp. Class A Special                            11,281
    135,500    Estee Lauder                                              7,927
    139,900    Suiza Foods                                               9,067
                                                                   ---------------
                                                                        76,833
                                                                   ---------------
ENERGY (5.5%)
    241,200    BJ Services                                               8,291
    152,800    Cooper Cameron                                            8,194
    313,900    Noble Drilling                                            8,907

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                                       Market
  Number                                                              Value(1)
 of Shares                                                         (000's omitted)
-----------                                                        ---------------
    233,800    Oryx Energy                                            $  5,947
    296,200    Seagull Energy                                            4,999
                                                                   ---------------
                                                                        36,338
                                                                   ---------------
FINANCIAL SERVICES (14.1%)
    100,900    ACE Ltd.                                                  9,976
    173,100    Bear Stearns                                              8,071
    153,500    Equitable Cos.                                            8,030
    160,000    EXEL Ltd.                                                10,590
    225,500    Finova Group                                             12,402
    187,600    FIRSTPLUS Financial Group                                 6,191
    111,900    GreenPoint Financial                                      8,309
    133,800    Northern Trust                                           10,177
    147,300    State Street                                              9,105
    237,200    SunAmerica, Inc.                                         10,748
                                                                   ---------------
                                                                        93,599
                                                                   ---------------
HEALTH CARE (9.3%)
    148,100    Alternative Living Services                               5,072
     96,300    Biogen, Inc.                                              4,249
    168,100    Elan Corp. ADR                                           10,433
    314,500    Omnicare, Inc.                                           11,637
    215,000    Quintiles Transnational                                  10,508
    126,100    Rexall Sundown                                            4,666
     71,300    Sofamor Danek Group                                       5,365
    265,500    Watson Pharmaceuticals                                    9,525
                                                                   ---------------
                                                                        61,455
                                                                   ---------------
TECHNOLOGY (18.4%)
    201,900    Analog Devices                                            6,511
     81,500    Applied Micro Circuits                                    1,528
    127,400    BMC Software                                              9,746
    220,400    Cadence Design Systems                                    7,700
    109,400    CBT Group ADR                                            10,010
    220,900    CHS Electronics                                           4,556
    225,850    Citrix Systems                                            9,500
                                                                       Market
  Number                                                              Value(1)
 of Shares                                                         (000's omitted)
-----------                                                        ---------------
    113,400    Equifax, Inc.                                          $  4,076
    159,000    HBO & Co.                                                 8,606
    285,000    J.D. Edwards & Co.                                        9,405
    136,300    KLA-Tencor                                                6,291
    323,900    Network Appliance                                         9,555
    198,000    Network Associates                                       12,796
    229,000    Sterling Commerce                                        10,448
    233,200    Teradyne, Inc.                                           11,004
                                                                   ---------------
                                                                       121,732
                                                                   ---------------
TRANSPORTATION (1.5%)
    346,500    Southwest Airlines                                        9,940
                                                                   ---------------
UTILITIES (1.8%)
    277,800    AES Corp.                                                12,223
                                                                   ---------------
               TOTAL COMMON STOCKS (COST $498,478)                     634,350
                                                                   ---------------
 Principal
  Amount
-----------
U.S. TREASURY SECURITIES (2.6%)
$17,440,000    U.S. Treasury Bills, 4.95%, due 3/26/98 (COST
                $17,380)                                                17,385
                                                                   ---------------
SHORT-TERM CORPORATE NOTES (3.8%)
 24,880,000    General Electric Capital Corp., 5.50%, due 3/2/98
                (COST $24,880)                                          24,880(4)
                                                                   ---------------
               TOTAL INVESTMENTS (102.1%) (COST $540,738)              676,615(5)
               Liabilities, less cash, receivables and other
                assets [(2.1%)]                                        (13,684)
                                                                   ---------------
               TOTAL NET ASSETS (100.0%)                              $662,931
                                                                   ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Sears, Roebuck                                  2.2%
 2.  Allstate Corp.                                  2.0%
 3.  CITICORP                                        2.0%
 4.  Unicom Corp.                                    1.9%
 5.  EXEL Ltd.                                       1.9%
 6.  Enron Corp.                                     1.9%
 7.  Chase Manhattan                                 1.8%
 8.  McDonald's Corp.                                1.8%
 9.  duPont                                          1.8%
10.  Crown Cork & Seal                               1.8%

                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
COMMON STOCKS (95.9%)
AEROSPACE (1.4%)
   1,100,000    Boeing Co.                                            $   59,675
                                                                    ---------------
AIRLINES (2.5%)
   1,103,300    Continental Airlines Class B                              55,441
     100,000    Delta Air Lines                                           11,306
   1,400,000    Southwest Airlines                                        40,163
                                                                    ---------------
                                                                         106,910
                                                                    ---------------
AUTO/TRUCK REPLACEMENT PARTS (3.1%)
   1,012,500    AutoZone, Inc.                                            30,628
     682,500    Cummins Engine                                            39,499
     954,600    Goodyear Tire & Rubber                                    65,987
                                                                    ---------------
                                                                         136,114
                                                                    ---------------
AUTOMOBILE MANUFACTURING (1.4%)
   1,600,000    Chrysler Corp.                                            62,300
                                                                    ---------------
BANKING & FINANCIAL SERVICES (6.7%)
   1,070,960    Banc One                                                  60,509
     628,000    Chase Manhattan                                           77,911

                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
     648,000    CITICORP                                              $   85,860
   1,466,000    Countrywide Credit Industries                             65,146
                                                                    ---------------
                                                                         289,426
                                                                    ---------------
BUILDING, CONSTRUCTION & REFURNISHING (1.4%)
   1,115,900    USG Corp.                                                 60,956
                                                                    ---------------
CHEMICALS (3.0%)
   1,250,000    duPont                                                    76,641
   1,357,600    Morton International                                      44,886
     153,079    Rhone-Poulenc ADR                                          7,070
                                                                    ---------------
                                                                         128,597
                                                                    ---------------
COMMUNICATIONS (2.3%)
     844,400    BCE, Inc.                                                 30,029
   1,855,000    WorldCom Inc.                                             70,838
                                                                    ---------------
                                                                         100,867
                                                                    ---------------
DIVERSIFIED (1.9%)
     370,000    Minnesota Mining & Manufacturing                          31,566
   1,271,600    Tenneco Inc.                                              52,294
                                                                    ---------------
                                                                          83,860
                                                                    ---------------
ELECTRONICS (2.7%)
   1,172,900    KLA-Tencor                                                54,137
   1,412,500    Raychem Corp.                                             61,355
      17,500    Rockwell International                                     1,059
                                                                    ---------------
                                                                         116,551
                                                                    ---------------
ENERGY (2.0%)
     637,300    CalEnergy Co.                                             17,087
   1,757,200    McDermott International                                   69,190
                                                                    ---------------
                                                                          86,277
                                                                    ---------------
ENTERTAINMENT (2.2%)
   1,982,900    Mirage Resorts                                            45,359
     750,000    Time Warner                                               50,625
                                                                    ---------------
                                                                          95,984
                                                                    ---------------

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
FINANCIAL SERVICES (1.1%)
   1,174,400    SLM Holding                                           $   48,517
                                                                    ---------------
FOOD & TOBACCO (4.7%)
   1,524,100    Anheuser-Busch                                            71,442
     200,000    Nabisco Holdings                                           9,438
   1,100,000    Philip Morris                                             47,781
   2,083,500    UST, Inc.                                                 73,834
                                                                    ---------------
                                                                         202,495
                                                                    ---------------
GAS (1.7%)
   1,554,800    Praxair, Inc.                                             74,339
                                                                    ---------------
HEALTH CARE (6.4%)
     994,500    Amgen, Inc.                                               52,833
   1,373,400    Biogen, Inc.                                              60,601
     269,000    CIGNA Corp.                                               51,379
   1,780,950    Columbia/HCA Healthcare                                   48,308
     713,042    Novartis AG ADR                                           65,065
                                                                    ---------------
                                                                         278,186
                                                                    ---------------
INDUSTRIAL GOODS & SERVICES (3.5%)
     700,000    Corning Inc.                                              28,438
   1,406,800    Crown Cork & Seal                                         75,967
   1,205,000    Owens-Illinois                                            46,242
                                                                    ---------------
                                                                         150,647
                                                                    ---------------
INSURANCE (11.2%)
     634,000    Aetna Inc.                                                55,396
     934,000    Allstate Corp.                                            87,095
     284,200    Aon Corp.                                                 16,999
   1,245,800    EXEL Ltd.                                                 82,456
   1,373,550    Orion Capital                                             67,046
     329,000    Progressive Corp.                                         38,123
     713,800    St. Paul Cos.                                             63,261
   1,361,000    Travelers Group                                           75,876
                                                                    ---------------
                                                                         486,252
                                                                    ---------------
MEDIA (1.4%)
   1,724,181    Comcast Corp. Class A Special                             60,346
                                                                    ---------------
                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
OIL & GAS (7.6%)
   1,485,200    Cabot Corp.                                           $   52,353
      76,000    Chevron Corp.                                              6,166
   1,746,000    Enron Corp.                                               82,062
   4,555,900    Gulf Canada Resources                                     26,766
   1,343,000    Noble Affiliates                                          52,377
     104,600    Schlumberger Ltd.                                          7,884
   1,918,155    Union Pacific Resources Group                             42,919
   1,792,000    YPF SA ADR                                                56,672
                                                                    ---------------
                                                                         327,199
                                                                    ---------------
PAPER & FOREST PRODUCTS (2.5%)
   1,420,000    Mead Corp.                                                48,546
   1,190,800    Weyerhaeuser Co.                                          59,466
                                                                    ---------------
                                                                         108,012
                                                                    ---------------
PUBLISHING & BROADCASTING (1.3%)
     968,500    Knight Ridder                                             54,478
                                                                    ---------------
RAILROADS (1.7%)
     720,000    Burlington Northern Santa Fe                              71,730
                                                                    ---------------
REAL ESTATE (2.1%)
   3,426,100    Host Marriott                                             67,880
   1,607,700    Security Capital U.S. Realty                              22,347(6)
                                                                    ---------------
                                                                          90,227
                                                                    ---------------
RESTAURANTS (1.8%)
   1,418,500    McDonald's Corp.                                          77,663
                                                                    ---------------
RETAILING (1.2%)
     984,200    Harcourt General                                          53,147
                                                                    ---------------
RETAILING & APPAREL (3.0%)
     700,000    Costco Cos.                                               34,212
   1,784,400    Sears, Roebuck                                            94,685
                                                                    ---------------
                                                                         128,897
                                                                    ---------------
SPECIALTY CHEMICAL (0.9%)
     979,300    Millipore Corp.                                           37,030
                                                                    ---------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
STEEL (1.7%)
   2,176,000    AK Steel Holding                                      $   40,664
     661,000    Nucor Corp.                                               34,041
                                                                    ---------------
                                                                          74,705
                                                                    ---------------
TECHNOLOGY (5.0%)
     705,000    First Data                                                23,970
   1,400,000    Komag, Inc.                                               20,125
   2,020,000    National Semiconductor                                    48,228
     550,000    Quantum Corp.                                             13,819
   1,125,500    Texas Instruments                                         65,138
     774,800    Varian Associates                                         44,938
                                                                    ---------------
                                                                         216,218
                                                                    ---------------
TRANSPORTATION (1.6%)
   1,123,200    FDX Corp.                                                 71,534
                                                                    ---------------
UTILITIES (4.9%)
   2,426,000    Edison International                                      67,018
   2,057,000    PG&E Corp.                                                62,096
   2,600,000    Unicom Corp.                                              83,362
                                                                    ---------------
                                                                         212,476
                                                                    ---------------
                TOTAL COMMON STOCKS (COST $3,409,726)                  4,151,615
                                                                    ---------------
PREFERRED STOCKS (0.0%)
     566,700    Fresenius National Medical Care, Class D  (COST
                 $108)                                                        31
                                                                    ---------------
                                                                        Market
   Number                                                              Value(1)
 of Shares                                                          (000's omitted)
------------                                                        ---------------
WARRANTS (0.0%)
      44,356    Security Capital Group, Class B, Expire 9/18/98
                 (COST $0)                                            $      163
                                                                    ---------------

 Principal
   Amount
------------
U.S. TREASURY SECURITIES (2.8%)
$120,000,000    U.S. Treasury Bills, 5.00% - 5.08%, due 4/2/98 &
                 4/9/98  (COST $119,432)                                 119,449
                                                                    ---------------
SHORT-TERM CORPORATE NOTES (1.3%)
  57,420,000    General Electric Capital Corp., 5.50%, due 3/2/98
                 (COST $57,420)                                           57,420(4)
                                                                    ---------------
                TOTAL INVESTMENTS (100.0%) (COST $3,586,686)           4,328,678(5)
                Liabilities, less cash, receivables and other
                 assets [(0.0%)]                                             (13)
                                                                    ---------------
                TOTAL NET ASSETS (100.0%)                             $4,328,665
                                                                    ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolios value all other securities by a method that the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Affiliated issuer (see Note E of Notes to Financial Statements).
3) The following securities were held in escrow at February 28, 1998, to cover outstanding call options written:

                                                                         PREMIUM
                                       SECURITIES AND     MARKET VALUE      ON     MARKET VALUE
NEUBERGER&BERMAN            SHARES        OPTIONS        OF SECURITIES   OPTIONS    OF OPTIONS
-----------------------------------------------------------------------------------------------
FOCUS PORTFOLIO             100,000  Applied Materials   $   3,681,250   $96,997    $   50,000
                                      March 1998 @ 40
GUARDIAN PORTFOLIO          300,000  Applied Materials   $  11,043,750   $347,238   $  150,000
                                      March 1998 @ 40
                            100,000   Compaq Computer    $   3,206,250   $234,492   $  112,500
                                      April 1998 @ 35
                            200,000   Compaq Computer    $   6,412,500   $818,853   $1,050,000
                                      April 1998 @ 55
                            200,000      Fannie Mae      $  12,762,500   $693,977   $  800,000
                                      March 1998 @ 60
                            100,000      Fannie Mae      $   6,381,250   $546,981   $  525,000
                                      April 1998 @ 60

4) At cost, which approximates market value.
5) At February 28, 1998, selected Portfolio information on a Federal income tax basis was as follows:

                                                          GROSS           GROSS
                                                       UNREALIZED      UNREALIZED    NET UNREALIZED
NEUBERGER&BERMAN                          COST        APPRECIATION    DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                      $1,069,699,000  $  704,548,000   $ 18,653,000   $  685,895,000
GENESIS PORTFOLIO                     2,040,734,000     369,078,000     55,206,000      313,872,000
GUARDIAN PORTFOLIO                    5,868,350,000   2,981,275,000    167,004,000    2,814,271,000
MANHATTAN PORTFOLIO                     540,738,000     153,708,000     17,831,000      135,877,000
PARTNERS PORTFOLIO                    3,587,977,000     789,866,000     49,165,000      740,701,000

6) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At February 28, 1998, these securities amounted to $2,948,000 or .1% of net assets for Neuberger&Berman Genesis Portfolio, $18,112,000 or .2% of net assets for Neuberger&Berman Guardian Portfolio, and $22,347,000 or .5% of net assets for Neuberger&Berman Partners Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
          Equity Managers Trust

                                                                      FOCUS       GENESIS
(000'S OMITTED)                                                     PORTFOLIO    PORTFOLIO
                                                                   ------------------------
ASSETS
      Investments in securities, at market value* (Notes A &
        E) -- see Schedule of Investments:
          Unaffiliated issuers                                     $1,662,141   $2,307,756
          Non-controlled affiliated issuers                            93,453       46,850
                                                                   ------------------------
                                                                    1,755,594    2,354,606
      Cash                                                                 10            4
      Deferred organization costs (Note A)                                  4            1
      Dividends and interest receivable                                   969        1,413
      Prepaid expenses and other assets                                    24           13
      Receivable for securities sold                                   29,134          448
                                                                   ------------------------
                                                                    1,785,735    2,356,485
                                                                   ------------------------
LIABILITIES
      Option contracts written, at market value (Note A)                   50           --
      Payable for collateral on securities loaned (Note A)                 --        3,300
      Payable for securities purchased                                 21,098       21,758
      Payable to investment manager (Note B)                              623        1,193
      Accrued expenses                                                     78          107
                                                                   ------------------------
                                                                       21,849       26,358
                                                                   ------------------------
NET ASSETS Applicable to Investors' Beneficial Interests           $1,763,886   $2,330,127
                                                                   ------------------------

NET ASSETS consist of:
      Paid-in capital                                              $1,076,169   $2,016,255
      Net unrealized appreciation in value of investment
        securities and option contracts                               687,717      313,872
                                                                   ------------------------
NET ASSETS                                                         $1,763,886   $2,330,127
                                                                   ------------------------
*Cost of investments:
Unaffiliated issuers                                               $  990,099   $1,997,751
Non-controlled affiliated issuers                                      77,824       42,983
                                                                   ------------------------
      Total cost of investments                                    $1,067,923   $2,040,734
                                                                   ------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

                                                                    GUARDIAN    MANHATTAN    PARTNERS
                                                                    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                                   ------------------------------------
ASSETS
    Investments in securities, at market value* (Notes A &
      E) -- see Schedule of Investments:
          Unaffiliated issuers                                     $7,357,326   $676,615    $4,328,678
          Non-controlled affiliated issuers                         1,325,295         --            --
                                                                   ------------------------------------
                                                                    8,682,621    676,615     4,328,678
      Cash                                                                  8         14             9
      Deferred organization costs (Note A)                                 11          4             7
      Dividends and interest receivable                                 7,281        187         4,944
      Prepaid expenses and other assets                                   138         10            54
      Receivable for securities sold                                  161,519     10,559        80,070
                                                                   ------------------------------------
                                                                    8,851,578    687,389     4,413,762
                                                                   ------------------------------------
LIABILITIES
      Option contracts written, at market value (Note A)                2,638         --            --
      Payable for collateral on securities loaned (Note A)             35,000     17,094           784
      Payable for securities purchased                                 36,888      6,987        82,745
      Payable to investment manager (Note B)                            2,885        260         1,430
      Accrued expenses                                                    343        117           138
                                                                   ------------------------------------
                                                                       77,754     24,458        85,097
                                                                   ------------------------------------
NET ASSETS Applicable to Investors' Beneficial Interests           $8,773,824   $662,931    $4,328,665
                                                                   ------------------------------------

NET ASSETS consist of:
      Paid-in capital                                              $5,959,324   $527,054    $3,586,673
      Net unrealized appreciation in value of investment
        securities and option contracts                             2,814,500    135,877       741,992
                                                                   ------------------------------------
NET ASSETS                                                         $8,773,824   $662,931    $4,328,665
                                                                   ------------------------------------
*Cost of investments:
Unaffiliated issuers                                               $4,901,488   $540,738    $3,586,686
Non-controlled affiliated issuers                                     966,637         --            --
                                                                   ------------------------------------
      Total cost of investments                                    $5,868,125   $540,738    $3,586,686
                                                                   ------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------
          Equity Managers Trust

                                                                     FOCUS      GENESIS
(000'S OMITTED)                                                    PORTFOLIO   PORTFOLIO
                                                                   ---------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers                      $  7,523     $ 9,369
      Dividend income -- non-controlled affiliated issuers              288          --
      Interest income                                                   747       4,530
      Foreign taxes withheld (Note A)                                    --          --
                                                                   ---------------------
        Total income                                                  8,558      13,899
                                                                   ---------------------
    Expenses:
      Investment management fee (Note B)                              3,875       5,790
      Accounting fees                                                     5           5
      Amortization of deferred organization and initial offering
        expenses (Note A)                                                 4           1
      Auditing fees                                                      22          12
      Custodian fees (Note B)                                           146         179
      Insurance expense                                                  11           7
      Legal fees                                                         11          46
      Trustees' fees and expenses                                        10          11
      Miscellaneous                                                      --          19
                                                                   ---------------------
        Total expenses                                                4,084       6,070
      Fee waived by investment manager and/or expenses reduced by
        custodian fee expense offset arrangement (Note B)                (1)         (2)
                                                                   ---------------------
        Total net expenses                                            4,083       6,068
                                                                   ---------------------
        Net investment income (loss)                                  4,475       7,831
                                                                   ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities sold in
      unaffiliated issuers                                           32,299      24,505
    Net realized gain (loss) on investment securities sold in
      non-controlled affiliated issuers                               6,405          --
    Net realized loss on option contracts (Note A)                   (3,764)         --
    Change in net unrealized appreciation of investment
      securities and option contracts                               103,490      41,592
                                                                   ---------------------
        Net gain on investments                                     138,430      66,097
                                                                   ---------------------
        Net increase in net assets resulting from operations       $142,905     $73,928
                                                                   ---------------------

SEE NOTES TO FINANCIAL STATEMENTS

                          For the Six Months Ended February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

                                                                   GUARDIAN    MANHATTAN   PARTNERS
                                                                   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                                   ---------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers                      $ 45,631     $   909    $ 23,952
      Dividend income -- non-controlled affiliated issuers            1,961          --          --
      Interest income                                                16,550         877       4,422
      Foreign taxes withheld (Note A)                                  (341)         (3)         --
                                                                   ---------------------------------
        Total income                                                 63,801       1,783      28,374
                                                                   ---------------------------------
    Expenses:
      Investment management fee (Note B)                             18,716       1,655       8,593
      Accounting fees                                                     5           5           5
      Amortization of deferred organization and initial offering
        expenses (Note A)                                                12           5           9
      Auditing fees                                                      26          25          23
      Custodian fees (Note B)                                           639          85         304
      Insurance expense                                                  62           4          24
      Legal fees                                                         12          13          12
      Trustees' fees and expenses                                        42           6          20
      Miscellaneous                                                      --           6          --
                                                                   ---------------------------------
        Total expenses                                               19,514       1,804       8,990
      Fee waived by investment manager and/or expenses reduced by
        custodian fee expense offset arrangement (Note B)                --          --          --
                                                                   ---------------------------------
        Total net expenses                                           19,514       1,804       8,990
                                                                   ---------------------------------
        Net investment income (loss)                                 44,287         (21)     19,384
                                                                   ---------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities sold in
      unaffiliated issuers                                          216,558      21,812     319,848
    Net realized gain (loss) on investment securities sold in
      non-controlled affiliated issuers                              (1,853)         --          --
    Net realized loss on option contracts (Note A)                  (11,852)         --          --
    Change in net unrealized appreciation of investment
      securities and option contracts                               219,142      42,595      40,439
                                                                   ---------------------------------
        Net gain on investments                                     421,995      64,407     360,287
                                                                   ---------------------------------
        Net increase in net assets resulting from operations       $466,282     $64,386    $379,671
                                                                   ---------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------
          Equity Managers Trust

                                                                             FOCUS                       GENESIS
                                                                           PORTFOLIO                    PORTFOLIO
                                                                   Six Months                  Six Months
                                                                      Ended                       Ended
                                                                    February        Year        February         Year
                                                                       28,          Ended          28,           Ended
                                                                      1998       August 31,       1998        August 31,
(000'S OMITTED)                                                    (UNAUDITED)      1997       (UNAUDITED)       1997
                                                                   -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                   $    4,475    $    7,119    $    7,831    $    1,728
    Net realized gain on investments                                   34,940       176,471        24,505        18,411
    Change in net unrealized appreciation of investments              103,490       298,137        41,592       211,059
                                                                   -------------------------------------------------------
    Net increase in net assets resulting from operations              142,905       481,727        73,928       231,198
                                                                   -------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                                         136,750       156,839     1,238,836       609,195
    Reductions                                                        (89,210)     (187,496)      (66,288)      (16,606)
                                                                   -------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      transactions in investors' beneficial interests                  47,540       (30,657)    1,172,548       592,589
                                                                   -------------------------------------------------------
NET INCREASE IN NET ASSETS                                            190,445       451,070     1,246,476       823,787
NET ASSETS:
    Beginning of period                                             1,573,441     1,122,371     1,083,651       259,864
                                                                   -------------------------------------------------------
    End of period                                                  $1,763,886    $1,573,441    $2,330,127    $1,083,651
                                                                   -------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                                            GUARDIAN                   MANHATTAN                   PARTNERS
                                                            PORTFOLIO                  PORTFOLIO                   PORTFOLIO
                                                    Six Months                  Six Months                 Six Months
                                                       Ended                       Ended                      Ended
                                                     February        Year        February        Year       February        Year
                                                        28,          Ended          28,         Ended          28,          Ended
                                                       1998       August 31,       1998       August 31,      1998       August 31,
                                                    (UNAUDITED)      1997       (UNAUDITED)      1997      (UNAUDITED)      1997
                                                    --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                    $   44,287    $   66,858     $    (21)    $   1,154    $   19,384    $   28,316
    Net realized gain on investments                   202,853       871,150       21,812       180,525       319,848       531,668
    Change in net unrealized appreciation of
      investments                                      219,142     1,570,338       42,595        10,646        40,439       473,597
                                                    --------------------------------------------------------------------------------
    Net increase in net assets resulting from
      operations                                       466,282     2,508,346       64,386       192,325       379,671     1,033,581
                                                    --------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                          285,502       592,646       24,255        41,417       477,524       715,909
    Reductions                                        (736,167)     (575,327)     (47,453)     (179,425)     (104,103)     (173,520)
                                                    --------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from transactions in investors'
      beneficial interests                            (450,665)       17,319      (23,198)     (138,008)      373,421       542,389
                                                    --------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                              15,617     2,525,665       41,188        54,317       753,092     1,575,970
NET ASSETS:
    Beginning of period                              8,758,207     6,232,542      621,743       567,426     3,575,573     1,999,603
                                                    --------------------------------------------------------------------------------
    End of period                                   $8,773,824    $8,758,207     $662,931     $ 621,743    $4,328,665    $3,575,573
                                                    --------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Portfolio ("Focus"), Neuberger&Berman Genesis Portfolio ("Genesis"), Neuberger&Berman Guardian Portfolio ("Guardian"), Neuberger&Berman Manhattan Portfolio ("Manhattan"), and Neuberger&Berman Partners Portfolio ("Partners") (collectively, the "Portfolios") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("N&B Management"), whose financial statements are not presented herein, also invest in Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7) ORGANIZATION EXPENSES: Expenses incurred by each Portfolio in connection with its organization are being amortized by each Portfolio on a straight-line basis over a five-year period. At February 28, 1998, the unamortized balance of such expenses amounted to $3,668, $809, $10,741, $4,091, and $7,440, for
   Focus, Genesis, Guardian, Manhattan, and Partners, respectively.
8) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
9) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of option transactions for the six months ended February 28, 1998:

                                                               VALUE
                                                               WHEN
FOCUS                                           NUMBER        WRITTEN
-----------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/97                    1,250      $ 1,985,185
CONTRACTS WRITTEN                                2,500          654,978
CONTRACTS EXPIRED                                    0                0
CONTRACTS EXERCISED                             (1,000)        (371,987)
CONTRACTS CLOSED                                (1,750)      (2,171,179)
                                               ------------------------
CONTRACTS OUTSTANDING 2/28/98                    1,000      $    96,997
                                               ------------------------

                                                                   VALUE
                                                                    WHEN
GUARDIAN                                         NUMBER           WRITTEN
----------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/97                       7,997       $  5,491,034
CONTRACTS WRITTEN                                  13,000          3,460,513
CONTRACTS EXPIRED                                       0                  0
CONTRACTS EXERCISED                                (8,030)        (5,376,565)
CONTRACTS CLOSED                                   (3,967)          (933,441)
                                               -----------------------------
CONTRACTS OUTSTANDING 2/28/98                       9,000       $  2,641,541
                                               -----------------------------

10) SECURITY LENDING: Portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Portfolio securities loans to Neuberger&Berman, LLC ("Neuberger"), the Portfolios' principal broker and sub-adviser, are made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Portfolios receive cash as collateral against the lent securities, which must be maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Portfolios receive income earned on the lent securities and a portion of the income earned on the cash collateral. During the six months ended February 28, 1998, Focus, Genesis, Guardian, Manhattan, and Partners lent securities to Neuberger. At February 28, 1998, the value of the securities loaned and the value of the collateral were as follows:

                                                 VALUE OF
                                                SECURITIES     VALUE OF
                                                  LOANED      COLLATERAL
-------------------------------------------------------------------------
GENESIS                                        $  3,187,500  $  3,300,000
GUARDIAN                                         33,937,500    35,000,000
MANHATTAN                                        16,613,094    17,094,400
PARTNERS                                            755,000       784,000

11) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains N&B Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis) pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis has contracted to pay N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Prior to December 15, 1997, N&B Management had voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by Neuberger&Berman Genesis Assets to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis. Effective December 15, 1997, the above waiver was terminated.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by N&B Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $474, $2,002, $378, $241, and $269, for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended February 28, 1998, there were purchase and sale transactions (excluding short-term securities and option contracts) as follows:

                                                  PURCHASES          SALES
-------------------------------------------------------------------------------
FOCUS                                          $   447,275,784  $   489,078,798
GENESIS                                          1,056,190,516      124,203,828
GUARDIAN                                         1,776,344,276    1,849,371,286
MANHATTAN                                          267,343,782      273,721,632
PARTNERS                                         2,192,592,514    1,791,409,499

   During the six months ended February 28, 1998, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                                        OTHER
                                                    NEUBERGER          BROKERS       TOTAL
---------------------------------------------------------------------------------------------
FOCUS                                          $           467,982     $  467,990  $  935,972
GENESIS                                                    803,599        869,152   1,672,751
GUARDIAN                                                 2,136,335      1,745,085   3,881,420
MANHATTAN                                                  264,094        266,094     530,188
PARTNERS                                                 2,544,056      1,693,940   4,237,996

   In addition, Neuberger's share of the total interest income earned for the six months ended February 28, 1998, from the collateralization of securities loaned to or through Neuberger was $2,092, $93,415, $296,469, $95,451, and $32,622, for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.

NOTE D -- COMBINED LINE OF CREDIT:
   At February 28, 1998, Genesis and Manhattan were two of the holders of an unsecured $60,000,000 combined line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus .75% per annum. A facility fee of .1% per annum of the available line of credit is charged, of which Genesis and Manhattan each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears, commencing June 30, 1997. No compensating balance is required. Another investment company managed by N&B Management also participates in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $60,000,000 at any particular time. Genesis and Manhattan had no loans outstanding pursuant to this line of credit at February 28, 1998. During the six months ended February 28, 1998, neither Genesis nor Manhattan utilized this line of credit.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

FOCUS

                                BALANCE OF      GROSS       GROSS       BALANCE OF
                                SHARES HELD   PURCHASES     SALES      SHARES HELD       VALUE
                                AUGUST 31,       AND         AND       FEBRUARY 28,   FEBRUARY 28,
NAME OF ISSUER:                    1997       ADDITIONS   REDUCTIONS       1998           1998
--------------------------------------------------------------------------------------------------
ADVANTA Corp. Class A            1,691,500           0     727,345        964,155     $22,717,902
DT Industries                    1,045,000           0      15,000      1,030,000      36,307,500
Sierra Health Services             934,500       5,500           0        940,000      34,427,500

GENESIS

                                BALANCE OF      GROSS       GROSS       BALANCE OF
                                SHARES HELD   PURCHASES     SALES      SHARES HELD       VALUE
                                AUGUST 31,       AND         AND       FEBRUARY 28,   FEBRUARY 28,
NAME OF ISSUER:                    1997       ADDITIONS   REDUCTIONS       1998           1998
--------------------------------------------------------------------------------------------------
Aviall Inc.                        947,000     247,100           0      1,194,100     $17,165,188
Borland International            1,378,700     657,600           0      2,036,300      18,963,044
ElderTrust                               0     335,000           0        335,000       6,071,875
Pameco Corp.                       119,900     161,900           0        281,800       4,649,700

GUARDIAN

                                          BALANCE OF      GROSS       GROSS       BALANCE OF
                                          SHARES HELD   PURCHASES     SALES      SHARES HELD        VALUE
                                          AUGUST 31,       AND         AND       FEBRUARY 28,   FEBRUARY 28,
NAME OF ISSUER:                              1997       ADDITIONS   REDUCTIONS       1998           1998
-------------------------------------------------------------------------------------------------------------
AGCO Corp.                                 4,737,400     622,800            0     5,360,200     $150,755,625
Capital One Financial                      4,445,000           0       65,000     4,380,000      294,281,250
Coltec Industries                          4,893,900           0            0     4,893,900      127,547,269
Countrywide Credit Industries              5,445,000     385,000            0     5,830,000      259,070,625
Foundation Health Systems                  9,065,800     909,100            0     9,974,900      276,180,044
PacifiCare Health Systems Class B          1,327,790     138,000            0     1,465,790       91,611,875
UCAR International                         3,404,400     575,000      325,000     3,654,400      125,848,400
Zeigler Coal Holding**                     1,702,000           0    1,702,000             0                0

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT FEBRUARY 28, 1998, THE ISSUERS OF THESE SECURITIES WERE NO LONGER
  AFFILIATED WITH THE PORTFOLIO.

NOTE F -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Portfolio without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                                               Six Months
                                                  Ended
                                                February                                              Period from
                                                   28,                                             August 2, 1993(1)
                                                  1998              Year Ended August 31,            to August 31,
                                               (UNAUDITED)     1997       1996      1995    1994         1993
                                               ---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                                .51%(3)       .53%       .54%     --      --          --
                                               ---------------------------------------------------------------------
    Net Expenses                                     .51%(3)       .53%       .54%    .57%    .58%        .58%(3)
                                               ---------------------------------------------------------------------
    Net Investment Income                            .56%(3)       .54%      1.04%   1.05%   1.16%       1.46%(3)
                                               ---------------------------------------------------------------------
Portfolio Turnover Rate                               29%           63%        39%     36%     52%          4%
                                               ---------------------------------------------------------------------
Average Commission Rate Paid                     $0.0536       $0.0555    $0.0578      --      --          --
                                               ---------------------------------------------------------------------
Net Assets, End of Period (in millions)         $1,763.9      $1,573.4   $1,122.4  $969.2  $645.0      $574.0
                                               ---------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                          Six Months
                                             Ended
                                           February                                                            Period from
                                              28,                                                           August 2, 1993(1)
                                             1998                       Year Ended August 31,                 to August 31,
                                          (UNAUDITED)         1997          1996         1995        1994          1993
                                          ------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                           .70%(3)           .77%         .85%         --          --              --
                                          ------------------------------------------------------------------------------------
    Net Expenses                                .70%(3)(4)        .77%(4)      .85%(4)     .94%(4)     .98%           1.07%(3)
                                          ------------------------------------------------------------------------------------
    Net Investment Income                       .91%(3)(4)        .32%(4)      .27%(4)     .25%(4)     .18%            .37%(3)
                                          ------------------------------------------------------------------------------------
Portfolio Turnover Rate                           8%               18%          21%         37%         63%              3%
                                          ------------------------------------------------------------------------------------
Average Commission Rate Paid                $0.0550           $0.0565      $0.0576          --          --              --
                                          ------------------------------------------------------------------------------------
Net Assets, End of Period (in millions)    $2,330.1          $1,083.7       $259.9      $142.2      $138.6          $118.6
                                          ------------------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. These ratios include the management fee waiver.

3) Annualized.

4) Had N&B Management not waived a portion of the management fee, the annualized ratios of net expenses and net investment income to average net assets would have been:

                                   Six Months
                                     Ended
                                  February 28,              Year Ended
                                      1998                  August 31,
                                  (UNAUDITED)       1997       1996       1995
---------------------------------------------------------------------------------
Net Expenses                          .75%          .87%       .95%       .97%
Net Investment Income                 .86%          .22%       .17%       .22%

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                                               Six Months
                                                  Ended
                                                February                                                    Period from
                                                   28,                                                   August 2, 1993(1)
                                                  1998                 Year Ended August 31,               to August 31,
                                               (UNAUDITED)     1997       1996       1995       1994           1993
                                               ---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                                .46%(3)       .46%       .46%        --         --            --
                                               ---------------------------------------------------------------------------
    Net Expenses                                     .46%(3)       .46%       .46%       .48%       .50%          .51%(3)
                                               ---------------------------------------------------------------------------
    Net Investment Income                           1.03%(3)       .89%      1.72%      1.72%      1.66%         2.45%(3)
                                               ---------------------------------------------------------------------------
Portfolio Turnover Rate                               22%           50%        37%        26%        24%            3%
                                               ---------------------------------------------------------------------------
Average Commission Rate Paid                     $0.0541       $0.0538    $0.0580         --         --            --
                                               ---------------------------------------------------------------------------
Net Assets, End of Period (in millions)         $8,773.8      $8,758.2   $6,232.5   $4,613.2   $2,480.3      $1,777.6
                                               ---------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                                               Six Months
                                                  Ended
                                                February                                                Period from
                                                   28,                                               August 2, 1993(1)
                                                  1998                Year Ended August 31,            to August 31,
                                               (UNAUDITED)       1997       1996      1995    1994         1993
                                               -----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                                 .58%(3)        .59%       .58%     --      --           --
                                               -----------------------------------------------------------------------
    Net Expenses                                      .58%(3)        .59%       .58%    .59%    .59%         .59%(3)
                                               -----------------------------------------------------------------------
    Net Investment Income (Loss)                     (.01%)(3)       .20%       .13%    .42%    .53%         .55%(3)
                                               -----------------------------------------------------------------------
Portfolio Turnover Rate                                45%            89%        53%     44%     50%           3%
                                               -----------------------------------------------------------------------
Average Commission Rate Paid                      $0.0580        $0.0573    $0.0373      --      --           --
                                               -----------------------------------------------------------------------
Net Assets, End of Period (in millions)            $662.9         $621.7     $567.4  $645.4  $521.7       $536.8
                                               -----------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                                               Six Months
                                                  Ended
                                                February                                                    Period from
                                                   28,                                                   August 2, 1993(1)
                                                  1998                 Year Ended August 31,               to August 31,
                                               (UNAUDITED)     1997       1996       1995       1994           1993
                                               ---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                                .47%(3)       .48%       .51%        --         --            --
                                               ---------------------------------------------------------------------------
    Net Expenses                                     .47%(3)       .48%       .51%       .53%       .54%          .54%(3)
                                               ---------------------------------------------------------------------------
    Net Investment Income                           1.02%(3)      1.05%      1.26%      1.13%       .75%         1.19%(3)
                                               ---------------------------------------------------------------------------
Portfolio Turnover Rate                               49%           77%        96%        98%        75%            8%
                                               ---------------------------------------------------------------------------
Average Commission Rate Paid                     $0.0548       $0.0522    $0.0494         --         --            --
                                               ---------------------------------------------------------------------------
Net Assets, End of Period (in millions)         $4,328.7      $3,575.6   $1,999.6   $1,623.5   $1,340.3      $1,182.1
                                               ---------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Neuberger&Berman Management Inc., Neuberger&Berman Focus Assets,
Neuberger&Berman Genesis Assets, Neuberger&Berman Guardian Assets, Neuberger&Berman Manhattan Assets, and Neuberger&Berman Partners Assets are registered service marks of Neuberger&Berman Management Inc.
-C- 1998 Neuberger&Berman Management Inc.

OFFICERS AND TRUSTEES

Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

  NEUBERGER&BERMAN MANAGEMENT INC.-Registered Trademark-

            605 THIRD AVENUE 2ND FLOOR
            NEW YORK, NY 10158-0180
            SHAREHOLDER SERVICES
            800.877.9700
            INSTITUTIONAL SERVICES
            800.366.6264
            WWW.NBFUNDS.COM










            Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

            [LOGO]  PRINTED ON RECYCLED PAPER                     NBASAR000298





                           KIRKPATRICK & LOCKHART LLP
                         1800 MASSACHUSETTS AVENUE, N.W.
                                    2ND FLOOR
                           WASHINGTON, D.C. 10036-1800

                            TELEPHONE (202) 778-9000
                            FACSIMILE (202) 778-9100


                                   May 4, 1998


VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:      Neuberger & Berman Equity Assets:
                  Neuberger & Berman Focus Assets
                  Neuberger & Berman Guardian Assets
                  Neuberger & Berman Manhattan Assets
                  Neuberger & Berman Partners Assets
                  1933 Act File No. 33-82568
                  1940 Act File No. 811-8106
                  ------------------------------------

Dear Sir or Madam:

         Transmitted herewith for filing is the Semi-Annual Report to Shareholders of the above-referenced series of Neuberger & Berman Equity Assets for the period ended February 28, 1998. This filing is being made pursuant to
Section 30(b)(2) of the Investment Company Act of 1940, as amended, and Rule 30b2-1 thereunder.

         If you should have any questions regarding this filing, please contact the undersigned.

                                              Sincerely,


                                              /s/ Lori L. Schneider
                                              ------------------------
                                              Lori L. Schneider

Enclosures